Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended March 31, 2013

(NYSE: NFP)

Investor Relations Contact:

Abbe F. Goldstein, CFA

(212) 301-4011

ir@nfp.com

This Quarterly Financial Supplement (“QFS”) includes historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, and percentages or calculations using these measures. National Financial Partners Corp. (“NFP”) and its subsidiaries (together with NFP, the “Company”) believe these non-GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts; net income (non-controlling interests) and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of, or reversal of previously-recognized expenses related to, certain RSUs; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the expense related to management contract buyouts and minority interest (income) loss. Adjusted EBITDA should not be viewed as a substitute for net income. A reconciliation of these non-GAAP financial measures to their GAAP counterparts is provided in this QFS, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

This QFS contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “project,” “will,” “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy. These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) factors associated with NFP’s agreement to be acquired by a controlled affiliate of Madison Dearborn Partners, LLC, such as the consummation of the acquisition in timely manner, if at all, the termination of the agreement in circumstances that require the payment by NFP of certain fees or expenses, the diversion of management’s attention from the Company’s ongoing business operations, the possibility that NFP’s stockholders will not vote in favor of the merger, the failure of Madison Dearborn to obtain the necessary financing to complete the acquisition (notwithstanding that financing commitments have been received), the effect of the announcement of the acquisition on the Company’s business relationships, operating results and business generally, or the failure to obtain the requisite approvals to the acquisition; (2) the ability of the Company to implement its business initiatives, including increasing recurring revenue and executing management contract buyouts; (3) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (4) the ability of the Company’s businesses to perform successfully following acquisition, including through the diversification of product and service offerings, and NFP’s ability to manage its business effectively and profitably through its employees and principals and through the Company’s reportable segments; (5) any losses or charges that NFP may take with respect to dispositions, restructures, the collectability of amounts owed to it, impairments or otherwise; (6) NFP’s success in acquiring and retaining high-quality independent financial services businesses and their managers and key producers, and the ability of the Company to retain its broker-dealers’ financial advisors and recruit new financial advisors; (7) changes in premiums and commission rates or the rates of other fees paid to the Company, due to requirements related to medical loss ratios stemming from the Patient Protection and Affordable Care Act or otherwise; (8) seasonality or an economic environment that results in fewer sales of products or services that the Company offers; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (10) adverse results or other consequences from matters including litigation, arbitration, settlements, regulatory investigations or compliance initiatives, such as those related to business practices, compensation agreements with insurance companies, or policy rescissions or chargebacks; (11) the impact of legislation or regulations on NFP’s businesses, such as the impact of the adoption of the American Taxpayer Relief Act of 2012, the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, the impact of the adoption of the Patient Protection and Affordable Care Act and resulting changes in business practices, changes in estate tax laws, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (12) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies, which could result in fewer sales of products or services that the Company offers; (13) the effectiveness or financial impact of NFP’s incentive plans; (14) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (15) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, or the dilutive impact of capital raising efforts; (16) the impact of the adoption or change in interpretation of certain tax or accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (17) failure by the Company’s broker-dealers to comply with net capital requirements; (18) the loss of services of key members of senior management; (19) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition, or any damage to the Company’s reputation; (20) developments in the availability, pricing, design, tax treatment or underwriting of insurance products, including insurance carriers’ potential change in accounting for deferred acquisition costs, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (21) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency; (22) the occurrence of adverse economic conditions or an adverse legal or regulatory climate in New York, Florida or California; and (23) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2012, filed with the SEC on February 15, 2013.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS – CONSOLIDATED

(Unaudited – in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011
Revenue:
Commissions and fees	$263,471	$300,135	$252,036	$255,436	$254,131	$289,162	$251,531	$239,435	$233,264

Operating expenses:
Commissions and fees	81,014	85,038	76,169	78,973	82,150	93,896	80,297	76,888	79,098
Compensation expense – employees	79,532	76,815	72,667	73,101	70,948	70,409	66,601	63,629	66,889
Fees to principals	28,000	48,080	30,055	30,646	29,207	46,202	33,201	31,889	24,619

Total compensation expense	107,532	124,895	102,722	103,747	100,155	116,611	99,802	95,518	91,508

Non-compensation expense	42,124	42,067	40,715	39,745	39,702	38,525	39,252	36,955	38,625
Amortization of intangibles	8,401	8,550	8,480	8,214	8,275	8,271	8,348	7,897	7,962
Depreciation	2,982	3,107	2,973	3,113	3,146	3,313	3,126	3,037	3,077
Impairment of goodwill and intangible assets	2,571	1,821	18,407	9,559	3,228	8,319	2,466	920	—
Loss (gain) on sale of businesses, net	89	74	(439)	(4,047)	(351)	(1,291)	40	13	—
Change in estimated acquisition earn-out payables	908	1,497	1,085	2,437	4,466	(467)	53	—	—
Management contract buyout	6,733	9,799	—	4,182	3,355	—	—	—	—

Total operating expenses	252,354	276,848	250,112	245,923	244,126	267,177	233,384	221,228	220,270

Income (loss) from operations	11,117	23,287	1,924	9,513	10,005	21,985	18,147	18,207	12,994

Non-operating income and expenses
Interest income	604	367	617	640	629	733	700	926	974
Interest expense	(4,206)	(4,132)	(4,173)	(4,146)	(4,121)	(3,982)	(4,006)	(3,974)	(3,771)
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Other, net	1,614	1,804	1,229	1,072	880	568	1,303	1,328	3,187

Non-operating income and expenses, net	(1,988)	(1,961)	(2,327)	(2,434)	(2,612)	(2,681)	(2,003)	(1,720)	390

Income (loss) before income taxes	9,129	21,326	(403)	7,079	7,393	19,304	16,144	16,487	13,384
Income tax expense (benefit)	4,915	1,923	(454)	2,213	1,775	8,059	6,823	6,997	6,508

Net income (loss)	4,214	19,403	51	4,866	5,618	11,245	9,321	9,490	6,876
Net income (non-controlling interests)	(63)	—	—	—	—	—	—	—	—

Net income (loss) (controlling interest)	$4,151	$19,403	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876

Cash Earnings Reconciliation
GAAP net income (loss)	$4,214	$19,403	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876
Amortization of intangibles	8,401	8,550	8,480	8,214	8,275	8,271	8,348	7,897	7,962
Depreciation	2,982	3,107	2,973	3,113	3,146	3,313	3,126	3,037	3,077
Impairment of goodwill and intangible assets	2,571	1,821	18,407	9,559	3,228	8,319	2,466	920	—
Tax benefit of impairment of goodwill and intangible assets	(977)	(692)	(5,296)	(3,632)	(1,227)	(3,390)	(975)	(364)	—
Non-cash interest, net of tax	795	762	755	724	717	670	664	637	631
Accelerated vesting/(reversal) of certain RSUs, net of tax	—	(2,897)	—	—	—	—	—	—	—
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables, net of tax	631	1,040	708	1,692	2,544	(731)	32	—	—
Management contract buyout, net of tax	4,996	6,075	—	2,593	2,080	—	—	—	—
Net income (non-controlling interests)	(63)	—	—	—	—	—	—	—	—

Cash earnings	$23,550	$37,169	$26,078	$27,129	$24,381	$27,697	$22,982	$21,617	$18,546

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$4,214	$19,403	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876
Income tax expense (benefit)	4,915	1,923	(454)	2,213	1,775	8,059	6,823	6,997	6,508
Interest income	(604)	(367)	(617)	(640)	(629)	(733)	(700)	(926)	(974)
Interest expense	4,206	4,132	4,173	4,146	4,121	3,982	4,006	3,974	3,771
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Other, net	(1,614)	(1,804)	(1,229)	(1,072)	(880)	(568)	(1,303)	(1,328)	(3,187)

Income (loss) from operations	11,117	23,287	1,924	9,513	10,005	21,985	18,147	18,207	12,994
Amortization of intangibles	8,401	8,550	8,480	8,214	8,275	8,271	8,348	7,897	7,962
Depreciation	2,982	3,107	2,973	3,113	3,146	3,313	3,126	3,037	3,077
Impairment of goodwill and intangible assets	2,571	1,821	18,407	9,559	3,228	8,319	2,466	920	—
Loss (gain) on sale of businesses, net	89	74	(439)	(4,047)	(351)	(1,291)	40	13	—
Accelerated vesting/(reversal) of certain RSUs	—	(4,673)	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	908	1,497	1,085	2,437	4,466	(467)	53	—	—
Management contract buyout	6,733	9,799	—	4,182	3,355	—	—	—	—
Minority interest (income) loss	(93)	—	—	—	—	—	—	—	—

Adjusted EBITDA	$32,708	$43,462	$32,430	$32,971	$32,124	$40,130	$32,180	$30,074	$24,033

Adjusted EBITDA as a % of revenue	12.4%	14.5%	12.9%	12.9%	12.6%	13.9%	12.8%	12.6%	10.3%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	40.8%	41.6%	40.8%	40.6%	39.4%	40.3%	39.7%	39.9%	39.2%

FOR QUARTERLY PERIODS	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$284,276	$237,478	$234,890	$225,273	$277,181	$229,925	$224,198	$216,981

Operating expenses:
Commissions and fees	91,336	70,731	73,421	68,306	76,013	63,059	62,474	62,401
Compensation expense – employees	65,110	62,081	63,722	65,268	68,879	64,649	66,164	68,643
Fees to principals	52,308	53,466	32,534	23,650	58,865	34,855	29,954	22,507

Total compensation expense	117,418	115,547	96,256	88,918	127,744	99,504	96,118	91,150

Non-compensation expense	39,391	37,784	38,914	40,449	46,528	36,507	37,307	39,181
Amortization of intangibles	8,211	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,095	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	—	2,901	6,231	2,002	2,895	607,337
Loss (gain) on sale of businesses, net	(274)	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	259,177	235,237	212,112	209,687	273,935	212,218	210,176	813,819

Income (loss) from operations	25,099	2,241	22,778	15,586	3,246	17,707	14,022	(596,838)

Non-operating income and expenses
Interest income	1,209	869	888	888	828	703	822	724
Interest expense	(4,084)	(4,990)	(4,880)	(4,579)	(4,849)	(5,001)	(5,386)	(5,331)
Gain on early extinguishment of debt	—	9,711	—	—	—	—	—	—
Other, net	2,787	2,845	2,013	658	472	3,387	6,608	1,116

Non-operating income and expenses, net	(88)	8,435	(1,979)	(3,033)	(3,549)	(911)	2,044	(3,491)

Income (loss) before income taxes	25,011	10,676	20,799	12,553	(303)	16,796	16,066	(600,329)
Income tax expense (benefit)	9,742	2,446	8,730	5,563	(2,154)	6,256	6,044	(84,530)

Net income (loss)	15,269	8,230	12,069	6,990	1,851	10,540	10,022	(515,799)
Net income (non-controlling interests)	—	—	—	—	—	—	—	—

Net income (loss) (controlling interest)	$15,269	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)

Cash Earnings Reconciliation
GAAP net income (loss)	$15,269	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)
Amortization of intangibles	8,211	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,095	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	—	2,901	6,231	2,002	2,895	607,337
Tax benefit of impairment of goodwill and intangible assets	(15)	(102)	88	(1,118)	(1,133)	(427)	(902)	(88,146)
Non-cash interest, net of tax	802	588	1,838	1,866	1,559	1,966	1,732	1,557
Accelerated vesting/(reversal) of certain RSUs, net of tax	—	8,174	—	—	—	—	—	—
Gain on early extinguishment of debt, net of tax	—	(5,914)	—	—	—	—	—	—
Change in estimated acquisition earn-out payables, net of tax	—	—	—	—	—	—	—	—
Management contract buyout, net of tax	—	—	—	—	—	—	—	—
Net income (non-controlling interests)	—	—	—	—	—	—	—	—

Cash earnings	$27,362	$22,251	$25,206	$21,983	$26,171	$26,417	$26,408	$18,082

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$15,269	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)
Income tax expense (benefit)	9,742	2,446	8,730	5,563	(2,154)	6,256	6,044	(84,530)
Interest income	(1,209)	(869)	(888)	(888)	(828)	(703)	(822)	(724)
Interest expense	4,084	4,990	4,880	4,579	4,849	5,001	5,386	5,331
Gain on early extinguishment of debt	—	(9,711)	—	—	—	—	—	—
Other, net	(2,787)	(2,845)	(2,013)	(658)	(472)	(3,387)	(6,608)	(1,116)

Income (loss) from operations	25,099	2,241	22,778	15,586	3,246	17,707	14,022	(596,838)
Amortization of intangibles	8,211	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,095	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Impairment of goodwill and intangible assets	—	—	—	2,901	6,231	2,002	2,895	607,337
Loss (gain) on sale of businesses, net	(274)	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Accelerated vesting/(reversal) of certain RSUs	—	13,395	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—

Adjusted EBITDA	$36,131	$26,811	$26,299	$27,600	$26,896	$30,855	$28,299	$24,249

Adjusted EBITDA as a % of revenue	12.7%	11.3%	11.2%	12.3%	9.7%	13.4%	12.6%	11.2%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	41.3%	48.7%	41.0%	39.5%	46.1%	43.3%	42.9%	42.0%

CORPORATE OVERVIEW

(Unaudited - dollars in thousands, except per share data)

	At or for the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,
	2013	2012	2012	2012	2012	2011	2011	2011	2011	2010	2010
GAAP net income (loss)	$4,214	$19,403	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876	$15,269	$8,230
Amortization of intangibles	8,401	8,550	8,480	8,214	8,275	8,271	8,348	7,897	7,962	8,211	8,258
Depreciation	2,982	3,107	2,973	3,113	3,146	3,313	3,126	3,037	3,077	3,095	3,017
Impairment of goodwill and intangible assets	2,571	1,821	18,407	9,559	3,228	8,319	2,466	920	—	—	—
Tax benefit of impairment of goodwill and intangible assets	(977)	(692)	(5,296)	(3,632)	(1,227)	(3,390)	(975)	(364)	—	(15)	(102)
Non-cash interest, net of tax	795	762	755	724	717	670	664	637	631	802	588
Accelerated vesting/(reversal) of certain RSUs, net of tax	—	(2,897)	—	—	—	—	—	—	—	—	8,174
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	—	—	—	(5,914)
Change in estimated acquisition earn-out payables, net of tax	631	1,040	708	1,692	2,544	(731)	32	—	—	—	—
Management contract buyout, net of tax	4,996	6,075	—	2,593	2,080	—	—	—	—	—	—
Net income (non-controlling interests)	(63)	—	—	—	—	—	—	—	—	—	—

Cash earnings	$23,550	$37,169	$26,078	$27,129	$24,381	$27,697	$22,982	$21,617	$18,546	$27,362	$22,251
GAAP net income (loss) per share – diluted	$0.09	$0.45	$0.00	$0.12	$0.13	$0.27	$0.21	$0.21	$0.15	$0.34	$0.19
Amortization of intangibles	0.19	0.20	0.20	0.20	0.19	0.20	0.19	0.17	0.18	0.18	0.19
Depreciation	0.07	0.07	0.07	0.08	0.07	0.08	0.07	0.07	0.07	0.07	0.07
Impairment of goodwill and intangible assets	0.06	0.04	0.44	0.23	0.08	0.20	0.06	0.02	—	—	—
Tax benefit of impairment of goodwill and intangible assets	(0.02)	(0.02)	(0.13)	(0.09)	(0.03)	(0.08)	(0.02)	(0.01)	—	—	—
Non-cash interest, net of tax	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.01	0.01	0.02	0.01
Accelerated vesting/(reversal) of certain RSUs, net of tax	—	(0.07)	—	—	—	—	—	—	—	—	0.18
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	—	—	—	(0.13)
Change in estimated acquisition earn-out payables, net of tax	0.01	0.02	0.02	0.04	0.06	(0.02)	—	—	—	—	—
Management contract buyout, net of tax	0.11	0.14	—	0.06	0.05	—	—	—	—	—	—
Net income (non-controlling interests)	—	—	—	—	—	—	—	—	—	—	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share – diluted (1)	—	—	—	—	—	—	—	—	—	—	—

Cash earnings per share – diluted (2)	$0.52	$0.85	$0.62	$0.66	$0.57	$0.65	$0.53	$0.48	$0.41	$0.60	$0.50

Shares outstanding, beginning of period	39,862	39,913	40,142	40,585	40,749	41,704	43,357	43,976	43,502	43,574	42,619
Common shares issued for acquisitions during period	—	—	—	—	—	—	—	—	—	—	—
Common shares issued for contingent consideration and escrow during period	—	—	—	—	—	—	—	—	—	—	113
Common shares issued for stock-based awards and Employee Stock Purchase Plan during period	217	60	40	27	389	120	50	92	477	74	906
Common shares repurchased during period	—	(111)	(269)	(470)	(553)	(1,075)	(1,703)	(733)	(3)	(172)	(89)
Common shares issued under ongoing incentive program	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	22	—	26	25

Shares outstanding, end of period	40,079	39,862	39,913	40,142	40,585	40,749	41,704	43,357	43,976	43,502	43,574

Weighted average common shares outstanding	40,002	39,871	40,043	40,466	40,518	41,289	42,480	43,925	43,769	43,654	42,823
Dilutive effect of contingent consideration and ongoing incentive payments	—	—	—	—	—	140	—	—	16	16	16
Dilutive effect of stock-based awards	315	401	320	234	561	897	991	954	1,002	1,386	1,470
Dilutive effect of escrow, stock subscriptions and other	5	2	5	4	5	7	5	6	3	3	7
Dilutive effect of senior convertible notes	3,209	2,436	1,364	596	1,515	67	—	396	520	215	—
Dilutive effect of warrants	1,749	803	—	—	—	—	—	—	—	—	—

Weighted average common shares outstanding – diluted (1)	45,280	43,513	41,732	41,300	42,599	42,400	43,476	45,281	45,310	45,274	44,316
Debt to total capitalization	34.7%	34.9%	34.2%	34.3%	34.5%	32.8%	32.9%	32.6%	33.0%	33.6%	34.7%

	At or for the Three Months Ended						For the Years Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2010	2009	2009	2009	2009	2012	2011	2010	2009	2008
GAAP net income (loss)	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)	$29,938	$36,932	$42,558	$(493,386)	$8,471
Amortization of intangibles	8,206	8,338	8,806	8,975	9,176	9,594	33,519	32,478	33,013	36,551	39,194
Depreciation	3,005	3,006	8,857	3,361	3,485	3,539	12,339	12,553	12,123	19,242	13,371
Impairment of goodwill and intangible assets	—	2,901	6,231	2,002	2,895	607,337	33,015	11,705	2,901	618,465	41,257
Tax benefit of impairment of goodwill and intangible assets	88	(1,118)	(1,133)	(427)	(902)	(88,146)	(10,847)	(4,729)	(1,147)	(90,608)	(8,137)
Non-cash interest, net of tax	1,838	1,866	1,559	1,966	1,732	1,557	2,958	2,602	5,094	6,814	6,364
Accelerated vesting/(reversal) of certain RSUs, net of tax	—	—	—	—	—	—	(2,897)	—	8,174	—	—
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	—	(5,914)	—	—
Change in estimated acquisition earn-out payables, net of tax	—	—	—	—	—	—	5,984	(699)	—	—	—
Management contract buyout, net of tax	—	—	—	—	—	—	10,748	—	—	—	—
Net income (non-controlling interests)	—	—	—	—	—	—	—	—	—	—	—

Cash earnings	$25,206	$21,983	$26,171	$26,417	$26,408	$18,082	$114,757	$90,842	$96,802	$97,078	$100,520
GAAP net income (loss) per share – diluted	$0.27	$0.16	$0.04	$0.24	$0.23	$(12.59)	$0.71	$0.84	$0.96	$(12.02)	$0.21
Amortization of intangibles	0.19	0.19	0.20	0.21	0.21	0.23	0.80	0.74	0.75	0.87	0.96
Depreciation	0.07	0.07	0.21	0.08	0.08	0.09	0.29	0.29	0.27	0.46	0.33
Impairment of goodwill and intangible assets	—	0.07	0.14	0.05	0.07	14.73	0.78	0.27	0.07	14.78	1.01
Tax benefit of impairment of goodwill and intangible assets	—	(0.03)	(0.03)	(0.01)	(0.02)	(2.14)	(0.26)	(0.11)	(0.03)	(2.16)	(0.20)
Non-cash interest, net of tax	0.04	0.04	0.04	0.05	0.04	0.04	0.07	0.06	0.12	0.16	0.16
Accelerated vesting/(reversal) of certain RSUs, net of tax	—	—	—	—	—	—	(0.07)	—	0.19	—	—
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	—	(0.13)	—	—
Change in estimated acquisition earn-out payables, net of tax	—	—	—	—	—	—	0.14	(0.02)	—	—	—
Management contract buyout, net of tax	—	—	—	—	—	—	0.26	—	—	—	—
Net income (non-controlling interests)	—	—	—	—	—	—	—	—	—	—	—
Impact of diluted shares on cash earnings not reflected in GAAP net loss per share - diluted (1)	—	—	—	—	—	0.08	—	—	—	0.23	—

Cash earnings per share – diluted (2)	$0.57	$0.50	$0.61	$0.61	$0.62	$0.44	$2.72	$2.07	$2.19	$2.32	$2.46

Shares outstanding, beginning of period	41,926	41,363	41,201	41,104	40,026	39,753	40,749	43,502	41,363	39,753	38,935
Common shares issued for acquisitions during period	—	—	—	—	—	—	—	—	—	—	669
Common shares issued for contingent consideration and escrow during period	535	—	106	—	978	—	—	—	648	1,084	89
Common shares issued for stock-based awards and Employee Stock Purchase Plan during period	214	627	42	12	31	181	516	739	1,821	266	451
Common shares repurchased during period	(89)	(95)	(23)	(21)	(42)	—	(1,403)	(3,514)	(445)	(91)	(1,040)
Common shares issued under ongoing incentive program	—	—	—	—	—	—	—	—	—	—	290
Other	33	31	37	106	111	92	—	22	115	351	359

Shares outstanding, end of period	42,619	41,926	41,363	41,201	41,104	40,026	39,862	40,749	43,502	41,363	39,753

Weighted average common shares outstanding	42,499	41,599	41,363	41,211	41,139	39,945	40,231	42,867	42,634	40,908	39,542
Dilutive effect of contingent consideration and ongoing incentive payments	128	648	593	393	390	1,009	—	140	16	593	176
Dilutive effect of stock-based awards	1,717	1,443	1,147	1,503	1,246	275	374	826	1,484	343	1,122
Dilutive effect of escrow, stock subscriptions and other	9	12	6	7	58	9	2	7	2	(2)	93
Dilutive effect of senior convertible notes	—	—	—	—	—	—	1,526	23	—	—	—
Dilutive effect of warrants	—	—	—	—	—	—	—	—	—	—	—

Weighted average common shares outstanding – diluted (1)	44,353	43,702	43,109	43,114	42,833	41,238	42,133	43,863	44,136	41,842	40,933
Debt to total capitalization	43.4%	41.0%	41.8%	45.2%	49.4%	52.8%	34.9%	32.8%	33.6%	41.8%	29.3%

(1)	For 2009, to calculate GAAP net loss per share, weighted average common shares outstanding – diluted is the same as weighted average common shares outstanding – basic due to the anti-dilutive effects of other items caused by a GAAP net loss position. However, in periods which the Company reports positive cash earnings with a GAAP net loss, the Company uses weighted average common shares outstanding – diluted to calculate cash earnings per share – diluted only.

(2)	The sum of the per share components of cash earnings per share – diluted may not agree to cash earnings per share – diluted due to rounding.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS – CORPORATE CLIENT GROUP

(Unaudited – in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011
Revenue:
Commissions and fees	$122,628	$128,962	$115,138	$112,578	$112,089	$116,559	$105,768	$94,315	$95,550

Operating expenses:
Commissions and fees	12,570	13,821	13,681	13,603	13,334	14,793	11,728	8,667	10,995
Compensation expense – employees	47,042	44,522	41,076	40,956	38,733	37,580	36,007	33,625	33,915
Fees to principals	15,390	20,385	16,601	16,170	16,026	22,731	19,276	17,347	14,513

Total compensation expense	62,432	64,907	57,677	57,126	54,759	60,311	55,283	50,972	48,428

Non-compensation expense	22,584	22,738	21,569	19,798	19,465	19,795	18,564	17,962	18,136
Amortization of intangibles	6,230	6,311	6,097	5,878	5,909	5,651	5,622	5,129	5,151
Depreciation	1,420	1,459	1,324	1,408	1,427	1,505	1,363	1,615	1,624
Impairment of goodwill and intangible assets	2,571	1,821	(1)	3,254	2,680	1,246	—	—	—
Loss (gain) on sale of businesses, net	—	—	—	—	46	(56)	—	(47)	—
Change in estimated acquisition earn-out payables	708	1,367	1,035	2,437	4,466	(467)	53	—	—
Management contract buyout	6,733	9,799	—	4,182	3,355	—	—	—	—

Total operating expenses	115,248	122,223	101,382	107,686	105,441	102,778	92,613	84,298	84,334

Income (loss) from operations	$7,380	$6,739	$13,756	$4,892	$6,648	$13,781	$13,155	$10,017	$11,216

Adjusted EBITDA Reconciliation
Income (loss) from operations	$7,380	$6,739	$13,756	$4,892	$6,648	$13,781	$13,155	$10,017	$11,216
Amortization of intangibles	6,230	6,311	6,097	5,878	5,909	5,651	5,622	5,129	5,151
Depreciation	1,420	1,459	1,324	1,408	1,427	1,505	1,363	1,615	1,624
Impairment of goodwill and intangible assets	2,571	1,821	(1)	3,254	2,680	1,246	—	—	—
Loss (gain) on sale of businesses, net	—	—	—	—	46	(56)	—	(47)	—
Accelerated vesting/(reversal) of certain RSUs	—	(2,484)	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	708	1,367	1,035	2,437	4,466	(467)	53	—	—
Management contract buyout	6,733	9,799	—	4,182	3,355	—	—	—	—
Minority interest (income) loss	(54)	—	—	—	—	—	—	—	—

Adjusted EBITDA	$24,988	$25,012	$22,211	$22,051	$24,531	$21,660	$20,193	$16,714	$17,991

Adjusted EBITDA as a % of revenue	20.4%	19.4%	19.3%	19.6%	21.9%	18.6%	19.1%	17.7%	18.8%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	50.9%	50.3%	50.1%	50.7%	48.9%	51.7%	52.3%	54.0%	50.7%

FOR QUARTERLY PERIODS	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$108,483	$94,609	$89,516	$95,247	$106,971	$90,665	$89,832	$92,512

Operating expenses:
Commissions and fees	11,067	9,660	8,299	7,963	8,588	8,825	8,142	8,842
Compensation expense – employees	32,758	32,141	32,296	33,096	34,402	31,821	32,288	33,954
Fees to principals	26,009	24,600	15,045	15,126	24,392	17,524	16,019	12,572

Total compensation expense	58,767	56,741	47,341	48,222	58,794	49,345	48,307	46,526

Non-compensation expense	18,390	18,362	18,832	19,596	21,804	17,234	18,416	18,369
Amortization of intangibles	5,395	5,402	5,253	5,348	5,615	5,678	5,760	5,906
Depreciation	1,624	1,599	1,516	1,559	4,126	1,657	1,688	1,806
Impairment of goodwill and intangible assets	—	—	—	1,931	—	—	110	354,298
Loss (gain) on sale of businesses, net	229	(125)	(6,841)	(1,321)	(123)	(206)	(244)	580
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	95,472	91,639	74,400	83,298	98,804	82,533	82,179	436,327

Income (loss) from operations	$13,011	$2,970	$15,116	$11,949	$8,167	$8,132	$7,653	$(343,815)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$13,011	$2,970	$15,116	$11,949	$8,167	$8,132	$7,653	$(343,815)
Amortization of intangibles	5,395	5,402	5,253	5,348	5,615	5,678	5,760	5,906
Depreciation	1,624	1,599	1,516	1,559	4,126	1,657	1,688	1,806
Impairment of goodwill and intangible assets	—	—	—	1,931	—	—	110	354,298
Loss (gain) on sale of businesses, net	229	(125)	(6,841)	(1,321)	(123)	(206)	(244)	580
Accelerated vesting/(reversal) of certain RSUs	—	7,394	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—

Adjusted EBITDA	$20,259	$17,240	$15,044	$19,466	$17,785	$15,261	$14,967	$18,775

Adjusted EBITDA as a % of revenue	18.7%	18.2%	16.8%	20.4%	16.6%	16.8%	16.7%	20.3%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	54.2%	60.0%	52.9%	50.6%	55.0%	54.4%	53.8%	50.3%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS – INDIVIDUAL CLIENT GROUP

(Unaudited – in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Revenue:
Commissions and fees	$76,174	$109,447	$78,165	$80,867	$80,593	$106,999	$84,781	$81,903	$77,753

Operating expenses:
Commissions and fees	17,297	22,522	15,912	15,384	18,577	24,852	18,523	15,887	18,390
Compensation expense – employees	27,935	28,109	27,240	27,958	28,113	28,529	26,634	26,144	28,960
Fees to principals	12,610	27,695	13,454	14,476	13,181	23,471	13,925	14,542	10,106

Total compensation expense	40,545	55,804	40,694	42,434	41,294	52,000	40,559	40,686	39,066

Non-compensation expense	14,550	14,397	14,117	15,111	16,011	14,306	16,446	15,014	17,016
Amortization of intangibles	1,955	2,023	2,167	2,336	2,366	2,620	2,726	2,768	2,811
Depreciation	964	1,007	988	1,007	1,012	1,067	927	1,126	1,155
Impairment of goodwill and intangible assets	—	—	18,408	6,305	548	7,073	2,466	920	—
Loss (gain) on sale of businesses, net	89	74	(439)	(4,047)	(397)	(1,235)	40	60	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—	—

Total operating expenses	75,400	95,827	91,847	78,530	79,411	100,683	81,687	76,461	78,438

Income (loss) from operations	$774	$13,620	$(13,682)	$2,337	$1,182	$6,316	$3,094	$5,442	$(685)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$774	$13,620	$(13,682)	$2,337	$1,182	$6,316	$3,094	$5,442	$(685)
Amortization of intangibles	1,955	2,023	2,167	2,336	2,366	2,620	2,726	2,768	2,811
Depreciation	964	1,007	988	1,007	1,012	1,067	927	1,126	1,155
Impairment of goodwill and intangible assets	—	—	18,408	6,305	548	7,073	2,466	920	—
Loss (gain) on sale of businesses, net	89	74	(439)	(4,047)	(397)	(1,235)	40	60	—
Accelerated vesting/(reversal) of certain RSUs	—	(2,098)	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—	—
Minority interest (income) loss	(39)	—	—	—	—	—	—	—	—

Adjusted EBITDA	$3,743	$14,626	$7,442	$7,938	$4,711	$15,841	$9,253	$10,316	$3,281

Adjusted EBITDA as a % of revenue	4.9%	13.4%	9.5%	9.8%	5.8%	14.8%	10.9%	12.6%	4.2%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	53.2%	51.0%	52.1%	52.5%	51.2%	48.6%	47.8%	49.7%	50.2%

FOR QUARTERLY PERIODS	For the Three Months Ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Revenue:
Commissions and fees	$116,870	$91,906	$91,377	$78,694	$122,383	$97,428	$92,432	$85,071

Operating expenses:
Commissions and fees	32,117	18,757	20,246	18,372	26,609	18,851	19,436	19,439
Compensation expense – employees	28,573	25,914	27,814	28,242	30,825	28,994	29,673	30,337
Fees to principals	26,299	28,866	17,489	8,524	34,473	17,331	13,935	9,935

Total compensation expense	54,872	54,780	45,303	36,766	65,298	46,325	43,608	40,272

Non-compensation expense	17,266	16,048	16,857	17,455	22,656	17,928	17,540	19,045
Amortization of intangibles	2,816	2,856	2,953	2,990	3,191	3,297	3,416	3,688
Depreciation	1,113	1,065	1,155	1,125	4,413	1,441	1,561	1,470
Impairment of goodwill and intangible assets	—	—	—	970	6,231	2,002	2,785	253,039
Loss (gain) on sale of businesses, net	(503)	25	(849)	(910)	(121)	(984)	(1,035)	37
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	107,681	93,531	85,665	76,768	128,277	88,860	87,311	336,990

Income (loss) from operations	$9,189	$(1,625)	$5,712	$1,926	$(5,894)	$8,568	$5,121	$(251,919)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$9,189	$(1,625)	$5,712	$1,926	$(5,894)	$8,568	$5,121	$(251,919)
Amortization of intangibles	2,816	2,856	2,953	2,990	3,191	3,297	3,416	3,688
Depreciation	1,113	1,065	1,155	1,125	4,413	1,441	1,561	1,470
Impairment of goodwill and intangible assets	—	—	—	970	6,231	2,002	2,785	253,039
Loss (gain) on sale of businesses, net	(503)	25	(849)	(910)	(121)	(984)	(1,035)	37
Accelerated vesting/(reversal) of certain RSUs	—	6,001	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—

Adjusted EBITDA	$12,615	$8,322	$8,971	$6,101	$7,820	$14,324	$11,848	$6,315

Adjusted EBITDA as a % of revenue	10.8%	9.1%	9.8%	7.8%	6.4%	14.7%	12.8%	7.4%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	47.0%	59.6%	49.6%	46.7%	53.4%	47.5%	47.2%	47.3%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR QUARTERLY PERIODS – ADVISOR SERVICES GROUP

(Unaudited – in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011
Revenue:
Commissions and fees	$64,669	$61,726	$58,733	$61,991	$61,449	$65,604	$60,982	$63,217	$59,961

Operating expenses:
Commissions and fees	51,147	48,695	46,576	49,986	50,239	54,251	50,046	52,334	49,713
Compensation expense – employees	4,555	4,184	4,351	4,187	4,102	4,300	3,960	3,860	4,014
Fees to principals	—	—	—	—	—	—	—	—	—

Total compensation expense	4,555	4,184	4,351	4,187	4,102	4,300	3,960	3,860	4,014

Non-compensation expense	4,990	4,932	5,029	4,836	4,226	4,424	4,242	3,979	3,473
Amortization of intangibles	216	216	216	—	—	—	—	—	—
Depreciation	598	641	661	698	707	741	836	296	298
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	200	130	50	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—	—

Total operating expenses	61,706	58,798	56,883	59,707	59,274	63,716	59,084	60,469	57,498

Income (loss) from operations	$2,963	$2,928	$1,850	$2,284	$2,175	$1,888	$1,898	$2,748	$2,463

Adjusted EBITDA Reconciliation
Income (loss) from operations	$2,963	$2,928	$1,850	$2,284	$2,175	$1,888	$1,898	$2,748	$2,463
Amortization of intangibles	216	216	216	—	—	—	—	—	—
Depreciation	598	641	661	698	707	741	836	296	298
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—	—
Accelerated vesting/(reversal) of certain RSUs	—	(91)	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	200	130	50	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—	—

Adjusted EBITDA	$3,977	$3,824	$2,777	$2,982	$2,882	$2,629	$2,734	$3,044	$2,761

Adjusted EBITDA as a % of revenue	6.1%	6.2%	4.7%	4.8%	4.7%	4.0%	4.5%	4.8%	4.6%

Ratios
Commission expense ratio (Operating expenses:Commissions and fees/Revenue)	79.1%	78.9%	79.3%	80.6%	81.8%	82.7%	82.1%	82.8%	82.9%
Total compensation expense ratio Total compensation expense/Revenue	7.0%	6.8%	7.4%	6.8%	6.7%	6.6%	6.5%	6.1%	6.7%

FOR QUARTERLY PERIODS	For the Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$58,923	$50,963	$53,997	$51,332	$47,827	$41,832	$41,934	$39,398

Operating expenses:
Commissions and fees	48,152	42,314	44,876	41,971	40,816	35,383	34,896	34,120
Compensation expense – employees	3,779	4,026	3,612	3,930	3,652	3,834	4,203	4,352
Fees to principals	—	—	—	—	—	—	—	—

Total compensation expense	3,779	4,026	3,612	3,930	3,652	3,834	4,203	4,352

Non-compensation expense	3,735	3,374	3,225	3,398	2,068	1,345	1,351	1,767
Amortization of intangibles	—	—	—	—	—	—	—	—
Depreciation	358	353	334	322	318	263	236	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	56,024	50,067	52,047	49,621	46,854	40,825	40,686	40,502

Income (loss) from operations	$2,899	$896	$1,950	$1,711	$973	$1,007	$1,248	$(1,104)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$2,899	$896	$1,950	$1,711	$973	$1,007	$1,248	$(1,104)
Amortization of intangibles	—	—	—	—	—	—	—	—
Depreciation	358	353	334	322	318	263	236	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—
Accelerated vesting/(reversal) of certain RSUs	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—

Adjusted EBITDA	$3,257	$1,249	$2,284	$2,033	$1,291	$1,270	$1,484	$(841)

Adjusted EBITDA as a % of revenue	5.5%	2.5%	4.2%	4.0%	2.7%	3.0%	3.5%	-2.1%

Ratios
Commission expense ratio (Operating expenses:Commissions and fees/Revenue)	81.7%	83.0%	83.1%	81.8%	85.3%	84.6%	83.2%	86.6%
Total compensation expense ratio Total compensation expense/Revenue	6.4%	7.9%	6.7%	7.7%	7.6%	9.2%	10.0%	11.0%

CONDENSED STATEMENTS OF REVENUE, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ORGANIC REVENUE GROWTH

(Unaudited – dollars in thousands)

	For the Three Months Ended
	March 31,		December 31,		September 30,		June 30,		March 31,		December 31,		September 30,		June 30,		March 31,
	2013		2012		2012		2012		2012		2011		2011		2011		2011
Revenue
Corporate Client Group	$122,628	46.5%	$128,962	43.0%	$115,138	45.7%	$112,578	44.1%	$112,089	44.1%	$116,559	40.3%	$105,768	42.0%	$94,315	39.4%	$95,550	41.0%
Individual Client Group	76,174	29.0%	109,447	36.4%	78,165	30.9%	80,867	31.6%	80,593	31.7%	106,999	37.0%	84,781	33.7%	81,903	34.2%	77,753	33.3%
Advisor Services Group	64,669	24.5%	61,726	20.6%	58,733	23.3%	61,991	24.3%	61,449	24.2%	65,604	22.7%	60,982	24.3%	63,217	26.4%	59,961	25.7%

Consolidated	$263,471	100.0%	$300,135	100.0%	$252,036	100.0%	$255,436	100.0%	$254,131	100.0%	$289,162	100.0%	$251,531	100.0%	$239,435	100.0%	$233,264	100.0%
Adjusted EBITDA (1)
Corporate Client Group	$24,988	76.4%	$25,012	57.5%	$22,211	68.5%	$22,051	66.9%	$24,531	76.3%	$21,660	53.9%	$20,193	62.7%	$16,714	55.6%	$17,991	74.9%
Individual Client Group	3,743	11.4%	14,626	33.7%	7,442	22.9%	7,938	24.1%	4,711	14.7%	15,841	39.5%	9,253	28.8%	10,316	34.3%	3,281	13.7%
Advisor Services Group	3,977	12.2%	3,824	8.8%	2,777	8.6%	2,982	9.0%	2,882	9.0%	2,629	6.6%	2,734	8.5%	3,044	10.1%	2,761	11.4%

Consolidated	$32,708	100.0%	$43,462	100.0%	$32,430	100.0%	$32,971	100.0%	$32,124	100.0%	$40,130	100.0%	$32,180	100.0%	$30,074	100.0%	$24,033	100.0%
Adjusted EBITDA Margin
Corporate Client Group	20.4%		19.4%		19.3%		19.6%		21.9%		18.6%		19.1%		17.7%		18.8%
Individual Client Group	4.9%		13.4%		9.5%		9.8%		5.8%		14.8%		10.9%		12.6%		4.2%
Advisor Services Group	6.1%		6.2%		4.7%		4.8%		4.7%		4.0%		4.5%		4.8%		4.6%

Consolidated	12.4%		14.5%		12.9%		12.9%		12.6%		13.9%		12.8%		12.6%		10.3%

	For the Three Months Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		September 30,		June 30,		March 31,
	2010		2010		2010		2010		2009		2009		2009		2009
Revenue
Corporate Client Group	$108,483	38.2%	$94,609	39.8%	$89,516	38.1%	$95,247	42.3%	$106,971	38.5%	$90,665	39.4%	$89,832	40.1%	$92,512	42.6%
Individual Client Group	116,870	41.1%	91,906	38.7%	91,377	38.9%	78,694	34.9%	122,383	44.2%	97,428	42.4%	92,432	41.2%	85,071	39.2%
Advisor Services Group	58,923	20.7%	50,963	21.5%	53,997	23.0%	51,332	22.8%	47,827	17.3%	41,832	18.2%	41,934	18.7%	39,398	18.2%

Consolidated	$284,276	100.0%	$237,478	100.0%	$234,890	100.0%	$225,273	100.0%	$277,181	100.0%	$229,925	100.0%	$224,198	100.0%	$216,981	100.0%
Adjusted EBITDA (1)
Corporate Client Group	$20,259	56.1%	$17,240	64.3%	$15,044	57.2%	$19,466	70.5%	$17,785	66.1%	$15,261	49.5%	$14,967	52.9%	$18,775	77.5%
Individual Client Group	12,615	34.9%	8,322	31.0%	8,971	34.1%	6,101	22.1%	7,820	29.1%	14,324	46.4%	11,848	41.9%	6,315	26.0%
Advisor Services Group	3,257	9.0%	1,249	4.7%	2,284	8.7%	2,033	7.4%	1,291	4.8%	1,270	4.1%	1,484	5.2%	(841)	-3.5%

Consolidated	$36,131	100.0%	$26,811	100.0%	$26,299	100.0%	$27,600	100.0%	$26,896	100.0%	$30,855	100.0%	$28,299	100.0%	$24,249	100.0%
Adjusted EBITDA Margin
Corporate Client Group	18.7%		18.2%		16.8%		20.4%		16.6%		16.8%		16.7%		20.3%
Individual Client Group	10.8%		9.1%		9.8%		7.8%		6.4%		14.7%		12.8%		7.4%
Advisor Services Group	5.5%		2.5%		4.2%		4.0%		2.7%		3.0%		3.5%		-2.1%

Consolidated	12.7%		11.3%		11.2%		12.3%		9.7%		13.4%		12.6%		11.2%

	For the Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011	2010	2010	2010	2010
Organic revenue
Corporate Client Group	2.4%	2.7%	3.3%	7.2%	8.4%	1.4%	5.3%	5.6%	2.4%	4.6%	9.6%	3.7%	5.7%
Individual Client Group	6.6%	8.3%	-5.5%	1.5%	5.3%	-8.7%	-7.8%	-10.3%	0.6%	0.0%	0.8%	5.5%	1.6%
Advisor Services Group	5.2%	-5.9%	-3.7%	-1.9%	2.5%	11.3%	19.7%	17.1%	16.8%	32.9%	11.4%	16.0%	8.5%

Consolidated	4.4%	2.7%	-1.3%	4.1%	5.9%	-0.6%	3.3%	2.0%	5.1%	8.6%	6.5%	7.3%	4.9%

(1)	The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense; interest income; interest expense; gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS - CONSOLIDATED

FOR YEAR-TO-DATE PERIODS

(Unaudited – in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011
Revenue:
Commissions and fees	$263,471	$1,061,738	$761,603	$509,567	$254,131	$1,013,392	$724,230	$472,699	$233,264

Operating expenses:
Commissions and fees	81,014	322,330	237,292	161,123	82,150	330,179	236,283	155,985	79,098
Compensation expense - employees	79,532	293,531	216,716	144,049	70,948	267,528	197,119	130,518	66,889
Fees to principals	28,000	137,988	89,908	59,853	29,207	135,911	89,709	56,508	24,619

Total compensation expense	107,532	431,519	306,624	203,902	100,155	403,439	286,828	187,026	91,508

Non-compensation expense	42,124	162,229	120,162	79,447	39,702	153,357	114,832	75,580	38,625
Amortization of intangibles	8,401	33,519	24,969	16,489	8,275	32,478	24,207	15,859	7,962
Depreciation	2,982	12,339	9,232	6,259	3,146	12,553	9,240	6,114	3,077
Impairment of goodwill and intangible assets	2,571	33,015	31,194	12,787	3,228	11,705	3,386	920	—
Loss (gain) on sale of businesses, net	89	(4,763)	(4,837)	(4,398)	(351)	(1,238)	53	13	—
Change in estimated acquisition earn-out payables	908	9,485	7,988	6,903	4,466	(414)	53	—	—
Management contract buyout	6,733	17,336	7,537	7,537	3,355	—	—	—	—

Total operating expenses	252,354	1,017,009	740,161	490,049	244,126	942,059	674,882	441,497	220,270

Income (loss) from operations	11,117	44,729	21,442	19,518	10,005	71,333	49,348	31,202	12,994

Non-operating income and expenses
Interest income	604	2,253	1,886	1,269	629	3,333	2,600	1,900	974
Interest expense	(4,206)	(16,572)	(12,440)	(8,267)	(4,121)	(15,733)	(11,751)	(7,745)	(3,771)
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Other, net	1,614	4,985	3,181	1,952	880	6,386	5,818	4,516	3,187

Non-operating income and expenses, net	(1,988)	(9,334)	(7,373)	(5,046)	(2,612)	(6,014)	(3,333)	(1,329)	390

Income (loss) before income taxes	9,129	35,395	14,069	14,472	7,393	65,319	46,015	29,873	13,384
Income tax expense (benefit)	4,915	5,457	3,534	3,988	1,775	28,387	20,328	13,505	6,508

Net income (loss)	4,214	29,938	10,535	10,484	5,618	36,932	25,687	16,368	6,876
Net income (non-controlling interests)	(63)	—	—	—	—	—	—	—	—

Net income (loss) (controlling interest)	$4,151	$29,938	$10,535	$10,484	$5,618	$36,932	$25,687	$16,368	$6,876

Cash Earnings Reconciliation
GAAP net income (loss)	$4,214	$29,938	$10,535	$10,484	$5,618	$36,932	$25,687	$16,368	$6,876
Amortization of intangibles	8,401	33,519	24,969	16,489	8,275	32,478	24,207	15,859	7,962
Depreciation	2,982	12,339	9,232	6,259	3,146	12,553	9,240	6,114	3,077
Impairment of goodwill and intangible assets	2,571	33,015	31,194	12,787	3,228	11,705	3,386	920	—
Tax benefit of impairment of goodwill and intangible assets	(977)	(10,847)	(10,155)	(4,859)	(1,227)	(4,729)	(1,339)	(364)	—
Non-cash interest, net of tax	795	2,958	2,196	1,441	717	2,602	1,932	1,268	631
Accelerated vesting/(reversal) of certain RSUs, net of tax	—	(2,897)	—	—	—	—	—	—	—
Gain on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables, net of tax	631	5,984	4,944	4,236	2,544	(699)	32	—	—
Management contract buyout, net of tax	4,996	10,748	4,673	4,673	2,080	—	—	—	—
Net income (non-controlling interests)	(63)	—	—	—	—	—	—	—	—

Cash earnings	$23,550	$114,757	$77,588	$51,510	$24,381	$90,842	$63,145	$40,165	$18,546

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$4,214	$29,938	$10,535	$10,484	$5,618	$36,932	$25,687	$16,368	$6,876
Income tax expense (benefit)	4,915	5,457	3,534	3,988	1,775	28,387	20,328	13,505	6,508
Interest income	(604)	(2,253)	(1,886)	(1,269)	(629)	(3,333)	(2,600)	(1,900)	(974)
Interest expense	4,206	16,572	12,440	8,267	4,121	15,733	11,751	7,745	3,771
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Other, net	(1,614)	(4,985)	(3,181)	(1,952)	(880)	(6,386)	(5,818)	(4,516)	(3,187)

Income (loss) from operations	11,117	44,729	21,442	19,518	10,005	71,333	49,348	31,202	12,994
Amortization of intangibles	8,401	33,519	24,969	16,489	8,275	32,478	24,207	15,859	7,962
Depreciation	2,982	12,339	9,232	6,259	3,146	12,553	9,240	6,114	3,077
Impairment of goodwill and intangible assets	2,571	33,015	31,194	12,787	3,228	11,705	3,386	920	—
Loss (gain) on sale of businesses, net	89	(4,763)	(4,837)	(4,398)	(351)	(1,238)	53	13	—
Accelerated vesting/(reversal) of certain RSUs	—	(4,673)	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	908	9,485	7,988	6,903	4,466	(414)	53	—	—
Management contract buyout	6,733	17,336	7,537	7,537	3,355	—	—	—	—
Minority interest (income) loss	(93)	—	—	—	—	—	—	—	—

Adjusted EBITDA	$32,708	$140,987	$97,525	$65,095	$32,124	$126,417	$86,287	$54,108	$24,033

Adjusted EBITDA as a % of revenue	12.4%	13.3%	12.8%	12.8%	12.6%	12.5%	11.9%	11.4%	10.3%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	40.8%	40.6%	40.3%	40.0%	39.4%	39.8%	39.6%	39.6%	39.2%

YEAR TO DATE	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$981,917	$697,641	$460,163	$225,273	$948,285	$671,104	$441,179	$216,981

Operating expenses:
Commissions and fees	303,794	212,458	141,727	68,306	263,947	187,934	124,875	62,401
Compensation expense - employees	256,181	191,071	128,990	65,268	268,335	199,456	134,807	68,643
Fees to principals	161,958	109,650	56,184	23,650	146,181	87,316	52,461	22,507

Total compensation expense	418,139	300,721	185,174	88,918	414,516	286,772	187,268	91,150

Non-compensation expense	156,538	117,147	79,363	40,449	159,523	112,995	76,488	39,181
Amortization of intangibles	33,013	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	12,123	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	2,901	618,465	612,234	610,232	607,337
Loss (gain) on sale of businesses, net	(10,295)	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	916,213	657,036	421,799	209,687	1,510,148	1,236,213	1,023,995	813,819

Income (loss) from operations	65,704	40,605	38,364	15,586	(561,863)	(565,109)	(582,816)	(596,838)

Non-operating income and expenses
Interest income	3,854	2,645	1,776	888	3,077	2,249	1,546	724
Interest expense	(18,533)	(14,449)	(9,459)	(4,579)	(20,567)	(15,718)	(10,717)	(5,331)
Gain on early extinguishment of debt	9,711	9,711	—	—	—	—	—	—
Other, net	8,303	5,516	2,671	658	11,583	11,111	7,724	1,116

Non-operating income and expenses, net	3,335	3,423	(5,012)	(3,033)	(5,907)	(2,358)	(1,447)	(3,491)

Income (loss) before income taxes	69,039	44,028	33,352	12,553	(567,770)	(567,467)	(584,263)	(600,329)
Income tax expense (benefit)	26,481	16,739	14,293	5,563	(74,384)	(72,230)	(78,486)	(84,530)

Net income (loss)	42,558	27,289	19,059	6,990	(493,386)	(495,237)	(505,777)	(515,799)
Net income (non-controlling interests)	—	—	—	—	—	—	—	—

Net income (loss) (controlling interest)	$42,558	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)

Cash Earnings Reconciliation
GAAP net income (loss)	$42,558	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)
Amortization of intangibles	33,013	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	12,123	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	2,901	618,465	612,234	610,232	607,337
Tax benefit of impairment of goodwill and intangible assets	(1,147)	(1,132)	(1,030)	(1,118)	(90,608)	(89,475)	(89,048)	(88,146)
Non-cash interest, net of tax	5,094	4,292	3,704	1,866	6,814	5,255	3,289	1,557
Accelerated vesting/(reversal) of certain RSUs, net of tax	8,174	8,174	—	—	—	—	—	—
Gain on early extinguishment of debt, net of tax	(5,914)	(5,914)	—	—	—	—	—	—
Change in estimated acquisition earn-out payables, net of tax	—	—	—	—	—	—	—	—
Management contract buyout, net of tax	—	—	—	—	—	—	—	—
Net income (non-controlling interests)	—	—	—	—	—	—	—	—

Cash earnings	$96,802	$69,440	$47,189	$21,983	$97,078	$70,907	$44,490	$18,082

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$42,558	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)
Income tax expense (benefit)	26,481	16,739	14,293	5,563	(74,384)	(72,230)	(78,486)	(84,530)
Interest income	(3,854)	(2,645)	(1,776)	(888)	(3,077)	(2,249)	(1,546)	(724)
Interest expense	18,533	14,449	9,459	4,579	20,567	15,718	10,717	5,331
Gain on early extinguishment of debt	(9,711)	(9,711)	—	—	—	—	—	—
Other, net	(8,303)	(5,516)	(2,671)	(658)	(11,583)	(11,111)	(7,724)	(1,116)

Income (loss) from operations	65,704	40,605	38,364	15,586	(561,863)	(565,109)	(582,816)	(596,838)
Amortization of intangibles	33,013	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	12,123	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Impairment of goodwill and intangible assets	2,901	2,901	2,901	2,901	618,465	612,234	610,232	607,337
Loss (gain) on sale of businesses, net	(10,295)	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Accelerated vesting/(reversal) of certain RSUs	13,395	13,395	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—

Adjusted EBITDA	$116,841	$80,710	$53,899	$27,600	$110,299	$83,403	$52,548	$24,249

Adjusted EBITDA as a % of revenue	11.9%	11.6%	11.7%	12.3%	11.6%	12.4%	11.9%	11.2%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	42.6%	43.1%	40.2%	39.5%	43.7%	42.7%	42.4%	42.0%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS – CORPORATE CLIENT GROUP

(Unaudited – in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011
Revenue:
Commissions and fees	$122,628	$468,767	$339,805	$224,667	$112,089	$412,192	$295,632	$189,865	$95,550
Operating expenses:
Commissions and fees	12,570	54,439	40,618	26,937	13,334	46,183	31,390	19,661	10,995
Compensation expense – employees	47,042	165,287	120,765	79,689	38,733	141,127	103,547	67,540	33,915
Fees to principals	15,390	69,182	48,797	32,196	16,026	73,867	51,136	31,860	14,513

Total compensation expense	62,432	234,469	169,562	111,885	54,759	214,994	154,683	99,400	48,428
Non-compensation expense	22,584	83,570	60,832	39,263	19,465	74,457	54,662	36,098	18,136
Amortization of intangibles	6,230	24,195	17,884	11,787	5,909	21,553	15,901	10,280	5,151
Depreciation	1,420	5,618	4,159	2,835	1,427	6,107	4,602	3,238	1,624
Impairment of goodwill and intangible assets	2,571	7,754	5,933	5,934	2,680	1,246	—	—	—
Loss (gain) on sale of businesses, net	—	46	46	46	46	(103)	(47)	(47)	—
Change in estimated acquisition earn-out payables	708	9,305	7,938	6,903	4,466	(414)	53	—	—
Management contract buyout	6,733	17,336	7,537	7,537	3,355	—	—	—	—

Total operating expenses	115,248	436,732	314,509	213,127	105,441	364,023	261,244	168,630	84,334

Income (loss) from operations	$7,380	$32,035	$25,296	$11,540	$6,648	$48,169	$34,388	$21,235	$11,216

Adjusted EBITDA Reconciliation
Income (loss) from operations	$7,380	$32,035	$25,296	$11,540	$6,648	$48,169	$34,388	$21,235	$11,216
Amortization of intangibles	6,230	24,195	17,884	11,787	5,909	21,553	15,901	10,280	5,151
Depreciation	1,420	5,618	4,159	2,835	1,427	6,107	4,602	3,238	1,624
Impairment of goodwill and intangible assets	2,571	7,754	5,933	5,934	2,680	1,246	—	—	—
Loss (gain) on sale of businesses, net	—	46	46	46	46	(103)	(47)	(47)	—
Accelerated vesting/(reversal) of certain RSUs	—	(2,484)	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	708	9,305	7,938	6,903	4,466	(414)	53	—	—
Management contract buyout	6,733	17,336	7,537	7,537	3,355	—	—	—	—
Minority interest (income) loss	(54)	—	—	—	—	—	—	—	—

Adjusted EBITDA	$24,988	$93,805	$68,793	$46,582	$24,531	$76,558	$54,897	$34,706	$17,991

Adjusted EBITDA as a % of revenue	20.4%	20.0%	20.2%	20.7%	21.9%	18.6%	18.6%	18.3%	18.8%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	50.9%	50.0%	49.9%	49.8%	48.9%	52.2%	52.3%	52.4%	50.7%

YEAR TO DATE	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$387,855	$279,372	$184,763	$95,247	$379,980	$273,009	$182,344	$92,512
Operating expenses:
Commissions and fees	36,989	25,922	16,262	7,963	34,397	25,809	16,984	8,842
Compensation expense – employees	130,291	97,533	65,392	33,096	132,465	98,063	66,242	33,954
Fees to principals	80,780	54,771	30,171	15,126	70,507	46,115	28,591	12,572

Total compensation expense	211,071	152,304	95,563	48,222	202,972	144,178	94,833	46,526
Non-compensation expense	75,180	56,790	38,428	19,596	75,823	54,019	36,785	18,369
Amortization of intangibles	21,398	16,003	10,601	5,348	22,959	17,344	11,666	5,906
Depreciation	6,298	4,674	3,075	1,559	9,277	5,151	3,494	1,806
Impairment of goodwill and intangible assets	1,931	1,931	1,931	1,931	354,408	354,408	354,408	354,298
Loss (gain) on sale of businesses, net	(8,058)	(8,287)	(8,162)	(1,321)	7	130	336	580
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	344,809	249,337	157,698	83,298	699,843	601,039	518,506	436,327

Income (loss) from operations	$43,046	$30,035	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)	$(343,815)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$43,046	$30,035	$27,065	$11,949	$(319,863)	$(328,030)	$(336,162)	$(343,815)
Amortization of intangibles	21,398	16,003	10,601	5,348	22,959	17,344	11,666	5,906
Depreciation	6,298	4,674	3,075	1,559	9,277	5,151	3,494	1,806
Impairment of goodwill and intangible assets	1,931	1,931	1,931	1,931	354,408	354,408	354,408	354,298
Loss (gain) on sale of businesses, net	(8,058)	(8,287)	(8,162)	(1,321)	7	130	336	580
Accelerated vesting/(reversal) of certain RSUs	7,394	7,394	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—

Adjusted EBITDA	$72,009	$51,750	$34,510	$19,466	$66,788	$49,003	$33,742	$18,775

Adjusted EBITDA as a % of revenue	18.6%	18.5%	18.7%	20.4%	17.6%	17.9%	18.5%	20.3%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	54.4%	54.5%	51.7%	50.6%	53.4%	52.8%	52.0%	50.3%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS – INDIVIDUAL CLIENT GROUP

(Unaudited – in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011
Revenue:
Commissions and fees	$76,174	$349,072	$239,625	$161,460	$80,593	$351,436	$244,438	$159,656	$77,753

Operating expenses:
Commissions and fees	17,297	72,395	49,873	33,961	18,577	77,652	52,800	34,277	18,390
Compensation expense – employees	27,935	111,420	83,311	56,071	28,113	110,267	81,738	55,104	28,960
Fees to principals	12,610	68,806	41,111	27,657	13,181	62,044	38,573	24,648	10,106

Total compensation expense	40,545	180,226	124,422	83,728	41,294	172,311	120,311	79,752	39,066

Non-compensation expense	14,550	59,636	45,239	31,122	16,011	62,782	48,476	32,030	17,016
Amortization of intangibles	1,955	8,892	6,869	4,702	2,366	10,925	8,306	5,579	2,811
Depreciation	964	4,014	3,007	2,019	1,012	4,275	3,209	2,282	1,155
Impairment of goodwill and intangible assets	—	25,261	25,261	6,853	548	10,459	3,386	920	—
Loss (gain) on sale of businesses, net	89	(4,809)	(4,883)	(4,444)	(397)	(1,135)	100	60	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—	—

Total operating expenses	75,400	345,615	249,788	157,941	79,411	337,269	236,588	154,900	78,438

Income (loss) from operations	$774	$3,457	$(10,163)	$3,519	$1,182	$14,167	$7,850	$4,756	$(685)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$774	$3,457	$(10,163)	$3,519	$1,182	$14,167	$7,850	$4,756	$(685)
Amortization of intangibles	1,955	8,892	6,869	4,702	2,366	10,925	8,306	5,579	2,811
Depreciation	964	4,014	3,007	2,019	1,012	4,275	3,209	2,282	1,155
Impairment of goodwill and intangible assets	—	25,261	25,261	6,853	548	10,459	3,386	920	—
Loss (gain) on sale of businesses, net	89	(4,809)	(4,883)	(4,444)	(397)	(1,135)	100	60	—
Accelerated vesting/(reversal) of certain RSUs	—	(2,098)	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—	—
Minority interest (income) loss	(39)	—	—	—	—	—	—	—	—

Adjusted EBITDA	$3,743	$34,717	$20,091	$12,649	$4,711	$38,691	$22,851	$13,597	$3,281

Adjusted EBITDA as a % of revenue	4.9%	9.9%	8.4%	7.8%	5.8%	11.0%	9.3%	8.5%	4.2%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	53.2%	51.6%	51.9%	51.9%	51.2%	49.0%	49.2%	50.0%	50.2%

YEAR TO DATE	For the Year-to-Date Period Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Revenue:
Commissions and fees	$378,847	$261,977	$170,071	$78,694	$397,314	$274,931	$177,503	$85,071

Operating expenses:
Commissions and fees	89,492	57,375	38,618	18,372	84,335	57,726	38,875	19,439
Compensation expense – employees	110,543	81,970	56,056	28,242	119,829	89,004	60,010	30,337
Fees to principals	81,178	54,879	26,013	8,524	75,674	41,201	23,870	9,935

Total compensation expense	191,721	136,849	82,069	36,766	195,503	130,205	83,880	40,272

Non-compensation expense	67,626	50,360	34,312	17,455	77,169	54,513	36,585	19,045
Amortization of intangibles	11,615	8,799	5,943	2,990	13,592	10,401	7,104	3,688
Depreciation	4,458	3,345	2,280	1,125	8,885	4,472	3,031	1,470
Impairment of goodwill and intangible assets	970	970	970	970	264,057	257,826	255,824	253,039
Loss (gain) on sale of businesses, net	(2,237)	(1,734)	(1,759)	(910)	(2,103)	(1,982)	(998)	37
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	363,645	255,964	162,433	76,768	641,438	513,161	424,301	336,990

Income (loss) from operations	$15,202	$6,013	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)	$(251,919)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$15,202	$6,013	$7,638	$1,926	$(244,124)	$(238,230)	$(246,798)	$(251,919)
Amortization of intangibles	11,615	8,799	5,943	2,990	13,592	10,401	7,104	3,688
Depreciation	4,458	3,345	2,280	1,125	8,885	4,472	3,031	1,470
Impairment of goodwill and intangible assets	970	970	970	970	264,057	257,826	255,824	253,039
Loss (gain) on sale of businesses, net	(2,237)	(1,734)	(1,759)	(910)	(2,103)	(1,982)	(998)	37
Accelerated vesting/(reversal) of certain RSUs	6,001	6,001	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—

Adjusted EBITDA	$36,009	$23,394	$15,072	$6,101	$40,307	$32,487	$18,163	$6,315

Adjusted EBITDA as a % of revenue	9.5%	8.9%	8.9%	7.8%	10.1%	11.8%	10.2%	7.4%

Compensation Ratios
Total compensation expense ratio (Total compensation expense/Revenue)	50.6%	52.2%	48.3%	46.7%	49.2%	47.4%	47.3%	47.3%

CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS FOR YEAR-TO-DATE PERIODS – ADVISOR SERVICES GROUP

(Unaudited – in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Revenue:
Commissions and fees	$64,669	$243,899	$182,173	$123,440	$61,449	$249,764	$184,160	$123,178	$59,961

Operating expenses:
Commissions and fees	51,147	195,496	146,801	100,225	50,239	206,344	152,093	102,047	49,713
Compensation expense – employees	4,555	16,824	12,640	8,289	4,102	16,134	11,834	7,874	4,014
Fees to principals	—	—	—	—	—	—	—	—	—

Total compensation expense	4,555	16,824	12,640	8,289	4,102	16,134	11,834	7,874	4,014

Non-compensation expense	4,990	19,023	14,091	9,062	4,226	16,118	11,694	7,452	3,473
Amortization of intangibles	216	432	216	—	—	—	—	—	—
Depreciation	598	2,707	2,066	1,405	707	2,171	1,429	594	298
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	200	180	50	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—	—

Total operating expenses	61,706	234,662	175,864	118,981	59,274	240,767	177,050	117,967	57,498

Income (loss) from operations	$2,963	$9,237	$6,309	$4,459	$2,175	$8,997	$7,110	$5,211	$2,463

Adjusted EBITDA Reconciliation
Income (loss) from operations	$2,963	$9,237	$6,309	$4,459	$2,175	$8,997	$7,110	$5,211	$2,463
Amortization of intangibles	216	432	216	—	—	—	—	—	—
Depreciation	598	2,707	2,066	1,405	707	2,171	1,429	594	298
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—	—
Accelerated vesting/(reversal) of certain RSUs	—	(91)	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	200	180	50	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—	—

Adjusted EBITDA	$3,977	$12,465	$8,641	$5,864	$2,882	$11,168	$8,539	$5,805	$2,761

Adjusted EBITDA as a % of revenue	6.1%	5.1%	4.7%	4.8%	4.7%	4.5%	4.6%	4.7%	4.6%

Ratios
Commission expense ratio (Operating expenses:Commissions and fees/Revenue)	79.1%	80.2%	80.6%	81.2%	81.8%	82.6%	82.6%	82.8%	82.9%
Total compensation expense ratio (Total compensation expense/Revenue)	7.0%	6.9%	6.9%	6.7%	6.7%	6.5%	6.4%	6.4%	6.7%

YEAR TO DATE	For the Year-to-Date Period Ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Revenue:
Commissions and fees	$215,215	$156,292	$105,329	$51,332	$170,991	$123,164	$81,332	$39,398

Operating expenses:
Commissions and fees	177,313	129,161	86,847	41,971	145,215	104,399	69,016	34,120
Compensation expense – employees	15,347	11,568	7,542	3,930	16,041	12,389	8,555	4,352
Fees to principals	—	—	—	—	—	—	—	—

Total compensation expense	15,347	11,568	7,542	3,930	16,041	12,389	8,555	4,352

Non-compensation expense	13,732	9,997	6,623	3,398	6,531	4,463	3,118	1,767
Amortization of intangibles	—	—	—	—	—	—	—	—
Depreciation	1,367	1,009	656	322	1,080	762	499	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—

Total operating expenses	207,759	151,735	101,668	49,621	168,867	122,013	81,188	40,502

Income (loss) from operations	$7,456	$4,557	$3,661	$1,711	$2,124	$1,151	$144	$(1,104)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$7,456	$4,557	$3,661	$1,711	$2,124	$1,151	$144	$(1,104)
Amortization of intangibles	—	—	—	—	—	—	—	—
Depreciation	1,367	1,009	656	322	1,080	762	499	263
Impairment of goodwill and intangible assets	—	—	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—	—	—
Accelerated vesting/(reversal) of certain RSUs	—	—	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—	—	—
Minority interest (income) loss	—	—	—	—	—	—	—	—

Adjusted EBITDA	$8,823	$5,566	$4,317	$2,033	$3,204	$1,913	$643	$(841)

Adjusted EBITDA as a % of revenue	4.1%	3.6%	4.1%	4.0%	1.9%	1.6%	0.8%	-2.1%

Ratios
Commission expense ratio (Operating expenses:Commissions and fees/Revenue)	82.4%	82.6%	82.5%	81.8%	84.9%	84.8%	84.9%	86.6%
Total compensation expense ratio (Total compensation expense/Revenue)	7.1%	7.4%	7.2%	7.7%	9.4%	10.1%	10.5%	11.0%

CONDENSED STATEMENTS OF REVENUE, ADJUSTED EBITDA, ADJUSTED EBITDA MARGIN AND ORGANIC REVENUE GROWTH

(Unaudited – dollars in thousands)

	For the Year-to-Date Period Ended
	March 31, 2013		December 31, 2012		September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011		June 30, 2011
Revenue
Corporate Client Group	$122,628	46.5%	$468,767	44.2%	$339,805	44.6%	$224,667	44.1%	$112,089	44.1%	$412,192	40.7%	$295,632	40.8%	$189,865
Individual Client Group	76,174	29.0%	349,072	32.9%	239,625	31.5%	161,460	31.7%	80,593	31.7%	351,436	34.7%	244,438	33.8%	159,656
Advisor Services Group	64,669	24.5%	243,899	23.0%	182,173	23.9%	123,440	24.2%	61,449	24.2%	249,764	24.6%	184,160	25.4%	123,178

Consolidated	$263,471	100.0%	$1,061,738	100.0%	$761,603	100.0%	$509,567	100.0%	$254,131	100.0%	$1,013,392	100.0%	$724,230	100.0%	$472,699
Adjusted EBITDA (1)
Corporate Client Group	$24,988	76.4%	$93,805	66.5%	$68,793	70.5%	$46,582	71.6%	$24,531	76.3%	$76,558	60.6%	$54,897	63.6%	$34,706
Individual Client Group	3,743	11.4%	34,717	24.6%	20,091	20.6%	12,649	19.4%	4,711	14.7%	38,691	30.6%	22,851	26.5%	13,597
Advisor Services Group	3,977	12.2%	12,465	8.8%	8,641	8.9%	5,864	9.0%	2,882	9.0%	11,168	8.8%	8,539	9.9%	5,805

Consolidated	$32,708	100.0%	$140,987	100.0%	$97,525	100.0%	$65,095	100.0%	$32,124	100.0%	$126,417	100.0%	$86,287	100.0%	$54,108
Adjusted EBITDA Margin
Corporate Client Group	20.4%		20.0%		20.2%		20.7%		21.9%		18.6%		18.6%		18.3%
Individual Client Group	4.9%		9.9%		8.4%		7.8%		5.8%		11.0%		9.3%		8.5%
Advisor Services Group	6.1%		5.1%		4.7%		4.8%		4.7%		4.5%		4.6%		4.7%

Consolidated	12.4%		13.3%		12.8%		12.8%		12.6%		12.5%		11.9%		11.4%

	For the Year-to-Date Period Ended
		March 31, 2011		December 31, 2010		September 30, 2010		June 30, 2010		March 31, 2010		December 31, 2009		September 30, 2009
Revenue
Corporate Client Group	40.2%	$95,550	41.0%	$387,855	39.5%	$279,372	40.0%	$184,763	40.1%	$95,247	42.3%	$379,980	40.1%	$273,009	40.6%
Individual Client Group	33.8%	77,753	33.3%	378,847	38.6%	261,977	37.6%	170,071	37.0%	78,694	34.9%	397,314	41.9%	274,931	41.0%
Advisor Services Group	26.0%	59,961	25.7%	215,215	21.9%	156,292	22.4%	105,329	22.9%	51,332	22.8%	170,991	18.0%	123,164	18.4%

Consolidated	100.0%	$233,264	100.0%	$981,917	100.0%	$697,641	100.0%	$460,163	100.0%	$225,273	100.0%	$948,285	100.0%	$671,104	100.0%
Adjusted EBITDA (1)
Corporate Client Group	64.2%	$17,991	74.9%	$72,009	61.6%	$51,750	64.1%	$34,510	64.0%	$19,466	70.5%	$66,788	60.6%	$49,003	58.7%
Individual Client Group	25.1%	3,281	13.7%	36,009	30.8%	23,394	29.0%	15,072	28.0%	6,101	22.1%	40,307	36.5%	32,487	39.0%
Advisor Services Group	10.7%	2,761	11.4%	8,823	7.6%	5,566	6.9%	4,317	8.0%	2,033	7.4%	3,204	2.9%	1,913	2.3%

Consolidated	100.0%	$24,033	100.0%	$116,841	100.0%	$80,710	100.0%	$53,899	100.0%	$27,600	100.0%	$110,299	100.0%	$83,403	100.0%
Adjusted EBITDA Margin
Corporate Client Group		18.8%		18.6%		18.5%		18.7%		20.4%		17.6%		17.9%
Individual Client Group		4.2%		9.5%		8.9%		8.9%		7.8%		10.1%		11.8%
Advisor Services Group		4.6%		4.1%		3.6%		4.1%		4.0%		1.9%		1.6%

Consolidated		10.3%		11.9%		11.6%		11.7%		12.3%		11.6%		12.4%

	For the Year-to-Date Period Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Organic revenue
Corporate Client Group	2.4%	5.2%	6.2%	7.9%	8.4%	3.6%	3.4%	4.0%	2.4%	5.8%	6.3%	4.7%	5.7%
Individual Client Group	6.6%	2.7%	0.3%	3.3%	5.3%	-6.9%	-5.9%	-5.3%	0.6%	1.8%	2.6%	3.6%	1.6%
Advisor Services Group	5.2%	-2.3%	-1.1%	0.2%	2.5%	16.1%	16.9%	16.9%	16.8%	17.7%	12.0%	12.3%	8.5%

Consolidated	4.4%	2.5%	3.5%	5.3%	5.9%	2.3%	3.0%	3.5%	5.1%	6.9%	6.2%	6.1%	4.9%

(1)	The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments: income tax expense; interest income; interest expense; gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted EBITDA to net income on a consolidated basis.

HISTORICAL CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS

(Unaudited – in thousands)

ANNUAL
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008	December 31, 2007
Revenue:
Commissions and fees	$1,061,738	$1,013,392	$981,917	$948,285	$1,150,387	$1,194,293

Operating expenses:
Commissions and fees	322,330	330,179	303,794	263,947	362,868	386,460
Compensation expense – employees	293,531	267,528	256,181	268,335	291,753	261,717
Fees to principals	137,988	135,911	161,958	146,181	170,683	211,825

Total compensation expense	431,519	403,439	418,139	414,516	462,436	473,542

Non-compensation expense	162,229	153,357	156,538	159,523	181,404	168,387
Amortization of intangibles	33,519	32,478	33,013	36,551	39,194	34,303
Depreciation	12,339	12,553	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	33,015	11,705	2,901	618,465	41,257	7,877
(Gain) loss on sale of businesses, net	(4,763)	(1,238)	(10,295)	(2,096)	(7,663)	11,182
Change in estimated acquisition earn-out payables	9,485	(414)	—	—	—	—
Management contract buyout	17,336	—	—	—	—	—

Total operating expenses	694,679	942,059	916,213	1,510,148	1,092,867	1,092,761

Income (loss) from operations	44,729	71,333	65,704	(561,863)	57,520	101,532

Non-operating income and expenses
Interest income	2,253	3,333	3,854	3,077	4,854	7,920
Interest expense	(16,572)	(15,733)	(18,533)	(20,567)	(21,764)	(18,620)
Gain on early extinguishment of debt	—	—	9,711	—	—	—
Other, net	4,985	6,386	8,303	11,583	1,199	1,125

Non-operating income and expenses, net	(9,334)	(6,014)	3,335	(5,907)	(15,711)	(9,575)

Income (loss) before income taxes	35,395	65,319	69,039	(567,770)	41,809	91,957

Income tax expense (benefit)	5,457	28,387	26,481	(74,384)	33,338	43,204

Net income (loss)	$29,938	$36,932	$42,558	$(493,386)	$8,471	$48,753

Cash Earnings Reconciliation
GAAP net income (loss)	$29,938	$36,932	$42,558	$(493,386)	$8,471	$48,753
Amortization of intangibles	33,519	32,478	33,013	36,551	39,194	34,303
Depreciation	12,339	12,553	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	33,015	11,705	2,901	618,465	41,257	7,877
Tax benefit of impairment of goodwill and intangible assets	(10,847)	(4,729)	(1,147)	(90,608)	(8,137)	(1,899)
Non-cash interest, net of tax	2,958	2,602	5,094	6,814	6,364	5,481
Accelerated vesting/(reversal) of certain RSUs, net of tax	(2,897)	—	8,174	—	—	—
Gain on early extinguishment of debt, net of tax	—	—	(5,914)	—	—	—
Change in estimated acquisition earn-out payables, net of tax	5,984	(699)	—	—	—	—
Management agreement buyout, net of tax	10,748	—	—	—	—	7,681

Cash earnings	$114,757	$90,842	$96,802	$97,078	$100,520	$113,206

Adjusted EBITDA Reconciliation
GAAP net income (loss)	$29,938	$36,932	$42,558	$(493,386)	$8,471	$48,753
Income tax expense (benefit)	5,457	28,387	26,481	(74,384)	33,338	43,204
Interest income	(2,253)	(3,333)	(3,854)	(3,077)	(4,854)	(7,920)
Interest expense	16,572	15,733	18,533	20,567	21,764	18,620
Gain on early extinguishment of debt	—	—	(9,711)	—	—	—
Other, net	(4,985)	(6,386)	(8,303)	(11,583)	(1,199)	(1,125)

Income (loss) from operations	44,729	71,333	65,704	(561,863)	57,520	101,532
Amortization of intangibles	33,519	32,478	33,013	36,551	39,194	34,303
Depreciation	12,339	12,553	12,123	19,242	13,371	11,010
Impairment of goodwill and intangible assets	33,015	11,705	2,901	618,465	41,257	7,877
(Gain) loss on sale of businesses, net	(4,763)	(1,238)	(10,295)	(2,096)	(7,663)	11,182
Accelerated vesting/(reversal) of certain RSUs	(4,673)	—	13,395	—	—	—
Change in estimated acquisition earn-out payables	9,485	(414)	—	—	—	—
Management contract buyout	17,336	—	—	—	—	—
Adjusted EBITDA	$140,987	$126,417	$116,841	$110,299	$143,679	$165,904

Adjusted EBITDA as a % of revenue	13.3%	12.5%	11.9%	11.6%	12.5%	13.9%

Compensation Ratios

Total compensation expense ratio	40.6%	39.8%	42.6%	43.7%	40.2%	39.7%
(Total compensation expense/Revenue)

HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS – CORPORATE CLIENT GROUP

(Unaudited – in thousands)

ANNUAL
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008	2007
Revenue:
Commissions and fees	$468,767	$412,192	$387,855	$379,980	$404,973	$360,760

Operating expenses:
Commissions and fees	54,439	46,183	36,989	34,397	44,964	53,842
Compensation expense – employees	165,287	141,127	130,291	132,465	134,176	111,001
Fees to principals	69,182	73,867	80,780	70,507	67,930	66,172

Total compensation expense	234,469	214,994	211,071	202,972	202,106	177,173

Non-compensation expense	83,570	74,457	75,180	75,823	77,065	59,581
Amortization of intangibles	24,195	21,553	21,398	22,959	23,428	18,486
Depreciation	5,618	6,107	6,298	9,277	5,613	4,107
Impairment of goodwill and intangible assets	7,754	1,246	1,931	354,408	6,735	—
Loss (gain) on sale of businesses, net	46	(103)	(8,058)	7	(7,236)	12,645
Change in estimated acquisition earn-out payables	9,305	(414)	—	—	—	—
Management contract buyout	17,336	—	—	—	—	—

Total operating expenses	436,732	364,023	344,809	699,843	352,675	325,834

Income (loss) from operations	$32,035	$48,169	$43,046	$(319,863)	$52,298	$34,926

Adjusted EBITDA Reconciliation
Income (loss) from operations	$32,035	$48,169	$43,046	$(319,863)	$52,298	$34,926
Amortization of intangibles	24,195	21,553	21,398	22,959	23,428	18,486
Depreciation	5,618	6,107	6,298	9,277	5,613	4,107
Impairment of goodwill and intangible assets	7,754	1,246	1,931	354,408	6,735	—
Loss (gain) on sale of businesses, net	46	(103)	(8,058)	7	(7,236)	12,645
Accelerated vesting/(reversal) of certain RSUs	(2,484)	—	7,394	—	—	—
Change in estimated acquisition earn-out payables	9,305	(414)	—	—	—	—
Management contract buyout	17,336	—	—	—	—	—

Adjusted EBITDA	$93,805	$76,558	$72,009	$66,788	$80,838	$70,164

Adjusted EBITDA as a % of revenue	20.0%	18.6%	18.6%	17.6%	20.0%	19.4%

Compensation Ratios
Total compensation expense ratio	50.0%	52.2%	54.4%	53.4%	49.9%	49.1%
(Total compensation expense/Revenue)

HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS – INDIVIDUAL CLIENT GROUP

(Unaudited – in thousands)

ANNUAL
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008	2007
Revenue:
Commissions and fees	$349,072	$351,436	$378,847	$397,314	$538,295	$639,690

Operating expenses:
Commissions and fees	72,395	77,652	89,492	84,335	141,384	169,985
Compensation expense – employees	111,420	110,267	110,543	119,829	134,933	128,722
Fees to principals	68,806	62,044	81,178	75,674	102,753	145,653

Total compensation expense	180,226	172,311	191,721	195,503	237,686	274,375

Non-compensation expense	59,636	62,782	67,626	77,169	93,784	97,227
Amortization of intangibles	8,892	10,925	11,615	13,592	15,766	15,817
Depreciation	4,014	4,275	4,458	8,885	6,883	6,120
Impairment of goodwill and intangible assets	25,261	10,459	970	264,057	34,522	7,877
Gain on sale of businesses, net	(4,809)	(1,135)	(2,237)	(2,103)	(427)	(1,463)
Change in estimated acquisition earn-out payables	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—

Total operating expenses	345,615	337,269	363,645	641,438	529,598	569,938

Income (loss) from operations	$3,457	$14,167	$15,202	$(244,124)	$8,697	$69,752

Adjusted EBITDA Reconciliation
Income (loss) from operations	$3,457	$14,167	$15,202	$(244,124)	$8,697	$69,752
Amortization of intangibles	8,892	10,925	11,615	13,592	15,766	15,817
Depreciation	4,014	4,275	4,458	8,885	6,883	6,120
Impairment of goodwill and intangible assets	25,261	10,459	970	264,057	34,522	7,877
Gain on sale of businesses, net	(4,809)	(1,135)	(2,237)	(2,103)	(427)	(1,463)
Accelerated vesting/(reversal) of certain RSUs	(2,098)	—	6,001	—	—	—
Change in estimated acquisition earn-out payables	—	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—

Adjusted EBITDA	$34,717	$38,691	$36,009	$40,307	$65,441	$98,103

Adjusted EBITDA as a % of revenue	9.9%	11.0%	9.5%	10.1%	12.2%	15.3%

Compensation Ratios
Total compensation expense ratio	51.6%	49.0%	50.6%	49.2%	44.2%	42.9%
(Total compensation expense/Revenue)

HISTORICAL CONDENSED STATEMENTS OF OPERATIONS AND OTHER FINANCIAL METRICS – ADVISOR SERVICES GROUP

(Unaudited – in thousands)

ANNUAL
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2012	2011	2010	2009	2008	2007
Revenue:
Commissions and fees	$243,899	$249,764	$215,215	$170,991	$207,119	$193,843

Operating expenses:
Commissions and fees	195,496	206,344	177,313	145,215	176,520	162,633
Compensation expense – employees	16,824	16,134	15,347	16,041	22,644	21,994
Fees to principals	—	—	—	—	—	—

Total compensation expense	16,824	16,134	15,347	16,041	22,644	21,994

Non-compensation expense	19,023	16,118	13,732	6,531	10,555	11,579
Amortization of intangibles	432	—	—	—	—	—
Depreciation	2,707	2,171	1,367	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—
Change in estimated acquisition earn-out payables	180	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—

Total operating expenses	234,662	240,767	207,759	168,867	210,594	196,989

Income (loss) from operations	$9,237	$8,997	$7,456	$2,124	$(3,475)	$(3,146)

Adjusted EBITDA Reconciliation
Income (loss) from operations	$9,237	$8,997	$7,456	$2,124	$(3,475)	$(3,146)
Amortization of intangibles	432	—	—	—	—	—
Depreciation	2,707	2,171	1,367	1,080	875	783
Impairment of goodwill and intangible assets	—	—	—	—	—	—
Gain on sale of businesses, net	—	—	—	—	—	—
Accelerated vesting/(reversal) of certain RSUs	(91)	—	—	—	—	—
Change in estimated acquisition earn-out payables	180	—	—	—	—	—
Management contract buyout	—	—	—	—	—	—

Adjusted EBITDA	$12,465	$11,168	$8,823	$3,204	$(2,600)	$(2,363)

Adjusted EBITDA as a % of revenue	5.1%	4.5%	4.1%	1.9%	-1.3%	-1.2%

Ratios
Commission expense ratio	80.2%	82.6%	82.4%	84.9%	85.2%	83.9%
(Operating expenses: Commissions and fees/Revenue)
Total compensation expense ratio	6.9%	6.5%	7.1%	9.4%	10.9%	11.3%
(Total compensation expense/Revenue)

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION (BALANCE SHEET)

(Unaudited – in thousands)

	At
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2013	2012	2012	2012	2012	2011	2011	2011	2011
ASSETS
Current assets:
Cash and cash equivalents	$92,090	$88,500	$80,646	$89,556	$85,598	$135,239	$115,998	$138,621	$112,711
Fiduciary funds – restricted related to premium trust accounts	84,010	79,980	75,762	90,179	73,969	75,503	79,552	72,486	76,311
Commissions, fees and premiums receivable, net	116,335	137,310	116,256	110,331	102,482	119,945	91,283	90,084	91,964
Due from principals and/or certain entities they own	5,560	4,440	9,380	9,683	6,407	4,308	11,442	7,910	6,137
Notes receivable, net	6,087	5,660	3,921	4,228	4,729	4,224	4,454	5,006	5,510
Deferred tax assets	8,554	8,553	10,209	10,209	10,209	10,209	13,865	13,865	13,865
Other current assets	26,308	26,590	39,193	32,088	23,025	18,706	17,491	29,438	26,624

Total current assets	338,944	351,033	335,367	346,274	306,419	368,134	334,085	357,410	333,122
Property and equipment, net	28,865	30,016	30,611	31,122	32,142	33,937	34,778	35,866	36,364
Deferred tax assets	9,717	11,104	4,055	4,693	4,691	5,023	3,520	5,184	4,946
Intangibles, net	302,015	306,257	310,708	318,730	325,747	320,066	337,746	324,463	333,215
Goodwill, net	157,831	151,319	138,043	132,277	119,452	102,039	96,587	62,589	62,833
Notes receivable, net	20,518	21,580	23,399	22,381	24,262	23,661	26,021	29,096	30,477
Other non-current assets	31,445	28,550	29,110	29,653	42,965	41,307	41,465	43,130	42,324

Total assets	$889,335	$899,859	$871,293	$885,130	$855,678	$894,167	$874,202	$857,738	$843,281

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$84,672	$77,904	$85,280	$90,544	$72,952	$74,145	$83,417	$74,188	$74,998
Short term debt	—	—	—	—	—	—	—	—	—
Current portion of long term debt	—	12,500	12,500	12,500	12,500	12,500	12,500	12,500	12,500
Income taxes payable	—	—	—	—	—	3,045	1,537	—	—
Due to principals and/or certain entities they own	10,291	26,966	21,632	15,918	12,843	37,886	25,606	18,005	11,173
Accounts payable	26,982	27,281	20,819	23,774	24,325	30,584	18,425	21,108	18,159
Accrued liabilities	61,394	70,868	65,583	66,445	55,056	70,855	60,119	55,609	50,355

Total current liabilities	183,339	215,519	205,814	209,181	177,676	229,015	201,604	181,410	167,185
Long term debt	123,750	111,250	99,375	102,500	105,625	93,750	96,875	100,000	103,125
Deferred tax liabilities	144	123	1,679	1,631	1,631	1,605	1,552	1,552	1,552
Convertible senior notes	97,938	96,657	95,428	94,211	93,044	91,887	90,778	89,679	88,625
Other non-current liabilities	65,164	64,287	70,523	76,779	77,064	71,960	75,189	67,361	67,338

Total liabilities	470,335	487,836	472,819	484,302	455,040	488,217	465,998	440,002	427,825
Redeemable non-controlling interest	2,254	—	—	—	—	—	—	—	—
STOCKHOLDERS’ EQUITY
Preferred stock at par value	—	—	—	—	—	—	—	—	—
Common stock at par value	4,729	4,709	4,704	4,703	4,702	4,665	4,656	4,653	4,644
Additional paid-in capital	901,158	900,946	905,178	904,003	902,659	905,774	905,800	904,400	902,547
Accumulated deficit	(360,615)	(364,329)	(383,028)	(382,264)	(386,393)	(391,202)	(401,562)	(410,048)	(418,767)
Treasury stock	(127,899)	(128,533)	(127,523)	(124,644)	(119,448)	(112,278)	(99,632)	(80,787)	(72,985)
Accumulated other comprehensive (loss) income	(691)	(770)	(857)	(970)	(882)	(1,009)	(1,058)	(482)	17

Total stockholders’ equity	416,682	412,023	398,474	400,828	400,638	405,950	408,204	417,736	415,456

Non-controlling interest	64	—	—	—	—	—	—	—	—

Total equity	416,746	412,023	398,474	400,828	400,638	405,950	408,204	417,736	415,456

Total liabilities and equity	$889,335	$899,859	$871,293	$885,130	$855,678	$894,167	$874,202	$857,738	$843,281

	At
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
ASSETS
Current assets:
Cash and cash equivalents	$128,830	$94,885	$157,769	$50,961	$55,994	$60,084	$49,822	$42,319
Fiduciary funds – restricted related to premium trust accounts	82,647	91,112	86,117	74,221	75,931	75,838	79,258	71,321
Commissions, fees and premiums receivable, net	120,572	98,058	95,835	100,255	129,833	100,930	104,049	107,506
Due from principals and/or certain entities they own	7,981	15,900	15,503	14,125	14,075	21,787	21,334	15,022
Notes receivable, net	6,128	8,012	7,459	7,412	9,731	7,161	7,860	7,747
Deferred tax assets	13,865	15,086	11,389	13,964	14,283	3,421	5,500	5,391
Other current assets	17,442	22,123	19,905	15,412	14,435	18,368	18,897	18,008

Total current assets	377,465	345,176	393,977	276,350	314,282	287,589	286,720	267,314
Property and equipment, net	37,359	37,362	36,362	37,182	37,291	44,341	46,107	49,498
Deferred tax assets	5,836	557	—	5,690	5,820	1,394	2,241	2,197
Intangibles, net	337,833	345,865	354,086	365,576	379,513	399,265	410,789	427,090
Goodwill, net	60,894	70,835	66,344	66,122	63,887	57,018	57,914	52,532
Notes receivable, net	30,724	32,070	33,158	30,261	28,714	32,410	32,191	33,507
Other non-current assets	42,952	42,829	52,276	40,768	39,744	29,793	30,078	28,804

Total assets	$893,063	$874,694	$936,203	$821,949	$869,251	$851,810	$866,040	$860,942

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$83,091	$96,356	$89,147	$75,614	$77,941	$82,583	$81,126	$72,122
Short term debt	—	—	—	35,000	40,000	75,000	115,000	148,000
Current portion of long term debt	12,500	12,500	—	—	—	—	—	—
Income taxes payable	—	—	—	525	6,325	—	—	1,231
Due to principals and/or certain entities they own	37,406	27,767	18,232	10,463	34,106	22,779	17,000	9,863
Accounts payable	36,213	17,530	16,737	17,488	24,337	21,381	18,369	23,893
Accrued liabilities	55,673	63,729	54,318	54,208	73,105	47,531	47,127	36,636

Total current liabilities	224,883	217,882	178,434	193,298	255,814	249,274	278,622	291,745
Long term debt	106,250	109,375	—	—	—	—	—	—
Deferred tax liabilities	1,552	4,207	5,963	4,282	4,380	2,996	4,816	4,721
Convertible senior notes	87,581	86,575	295,368	207,455	204,548	201,767	198,984	196,200
Other non-current liabilities	64,585	64,089	70,702	67,966	64,472	62,037	61,427	60,832

Total liabilities	484,851	482,128	550,467	473,001	529,214	516,074	543,849	553,498
Redeemable non-controlling interest	—	—	—	—	—	—	—	—
STOCKHOLDERS’ EQUITY
Preferred stock at par value	—	—	—	—	—	—	—	—
Common stock at par value	4,596	4,589	4,498	4,477	4,414	4,410	4,409	4,406
Additional paid-in capital	902,153	900,284	901,207	879,300	876,563	874,839	872,031	879,331
Accumulated deficit	(425,063)	(439,351)	(442,354)	(432,397)	(438,109)	(434,316)	(440,230)	(418,672)
Treasury stock	(73,458)	(72,360)	(77,687)	(102,572)	(102,930)	(109,373)	(114,117)	(157,530)
Accumulated other comprehensive (loss) income	(16)	(596)	72	140	99	176	98	(91)

Total stockholders’ equity	408,212	465,522	463,351	451,380	442,868	444,933	436,210	465,065

Non-controlling interest	—	—	—	—	—	—	—	—

Total equity	408,212	392,566	385,736	348,948	340,037	335,736	322,191	307,444

Total liabilities and equity	$893,063	$874,694	$936,203	$821,949	$869,251	$851,810	$866,040	$860,942

CONSOLIDATED STATEMENTS OF CASH FLOWS FOR QUARTERLY PERIODS

(Unaudited – in thousands)

FOR QUARTERLY PERIODS	For the Three Months Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011	March 31, 2011
Cash flow from operating activities:
Net income (loss)	$4,214	$19,403	$51	$4,866	$5,618	$11,245	$9,321	$9,490	$6,876

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred taxes	—	(9,041)	—	—	—	2,201	—	—	—
Stock-based compensation	1,408	(3,404)	1,379	1,369	1,364	1,333	1,369	1,348	1,413
Impairment of goodwill and intangible assets	2,571	1,821	18,407	9,559	3,228	8,319	2,466	920	—
Amortization of intangibles	8,401	8,550	8,480	8,214	8,275	8,271	8,348	7,897	7,962
Depreciation	2,982	3,107	2,973	3,113	3,146	3,313	3,126	3,037	3,077
Accretion of senior convertible notes discount	1,281	1,229	1,217	1,167	1,157	1,109	1,099	1,054	1,044
Loss (gain) on sale of businesses, net	89	74	(439)	(4,047)	(351)	(1,291)	40	13	—
Change in estimated acquisition earn-out payables	908	1,497	1,085	2,437	4,466	(467)	53	—	—
Payments on acquisition earn-outs in excess of original estimated payables	(4,538)	—	(685)	(145)	—	—	—	—	—
Loss on sublease	—	—	—	—	—	—	—	—	—
Bad debt expense	—	1,544	961	237	—	49	1,871	(89)	567
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—	—
Other, net	—	(125)	—	—	—	(401)	(574)	(463)	(478)

(Increase) decrease in operating assets:
Fiduciary funds – restricted related to premium trust accounts	(4,032)	(3,930)	14,417	(16,210)	1,827	4,049	(2,474)	3,825	6,336
Commissions, fees and premiums receivable, net	21,426	(21,137)	(5,666)	(6,625)	18,847	(29,146)	(576)	1,827	28,608
Due from principals and/or certain entities they own	(1,093)	4,389	161	(3,295)	(2,126)	7,167	(3,496)	(1,773)	1,844
Notes receivable, net – current	(427)	(1,804)	203	484	(707)	(23)	415	504	618
Other current assets	860	12,451	(7,097)	(9,109)	(4,293)	(1,324)	12,044	(2,814)	(9,182)
Notes receivable, net – non-current	1,062	779	(216)	1,581	(366)	2,311	1,013	1,447	(544)
Other non-current assets	(623)	626	541	1,469	(1,392)	130	3,008	(806)	628

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	6,771	(7,663)	(5,264)	17,592	(1,454)	(9,272)	5,150	(810)	(8,093)
Income taxes payable	(8)	(78)	68	(33)	(3,045)	1,327	1,537	—	15
Due to principals and/or certain entities they own	(16,676)	5,352	5,706	3,055	(25,206)	12,331	7,346	6,834	(26,293)
Accounts payable	(646)	6,723	(2,956)	(1,446)	(7,851)	12,427	(3,047)	2,949	(18,054)
Accrued liabilities	(3,412)	1,684	1,164	5,968	(13,170)	5,248	(70)	5,775	(5,505)
Other non-current liabilities	656	(7,504)	(891)	(682)	(2,552)	(2,499)	(2,130)	(295)	3,222

Total adjustments	16,960	(4,860)	33,548	14,653	(20,203)	25,162	36,518	30,380	(12,815)

Net cash provided by (used in) operating activities	21,174	14,543	33,599	19,519	(14,585)	36,407	45,839	39,870	(5,939)

Cash flow from investing activities:
Proceeds from disposal of businesses	—	2,774	1,300	5,850	352	2,964	700	38	—
Purchases of property and equipment, net	(1,829)	(2,430)	(2,529)	(2,073)	(1,279)	(2,491)	(1,747)	(2,539)	(2,082)
(Payments for) proceeds from acquired firms, net of cash	(8,430)	(16,860)	(25,173)	(9,770)	(27,079)	(150)	(44,473)	(65)	(3,997)
Proceeds from (payments for) contingent consideration	—	49	(221)	(193)	(6,520)	—	(80)	—	—
Change in restricted cash	—	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(10,259)	(16,467)	(26,623)	(6,186)	(34,526)	323	(45,600)	(2,566)	(6,079)

Cash flow from financing activities:
Repayments of short term debt	—	—	—	—	—	—	—	—	—
Payments on acquisition earn-outs	(3,128)	(314)	(8,709)	(89)	—	—	—	—	—
Borrowings on revolving credit facility	123,750	15,000	—	—	20,000	—	—	—	—
Payments on revolving credit facility	(30,000)	—	—	—	(5,000)	—	—	—	—
Revolving credit facility fees	(2,840)
Repayment of long term debt	(93,750)	(3,125)	(3,125)	(3,125)	(3,125)	(3,125)	(3,125)	(3,125)	(3,125)
Long term debt costs	—	—	—	—	—	—	—	—	—
Proceeds from issuance of senior convertible notes	—	—	—	—	—	—	—	—	—
Senior convertible notes issuance costs	—	—	—	—	—	—	—	—	—
Repayment of senior convertible notes	—	—	—	—	—	—	—	—	—
Senior convertible notes tender offer costs	—	—	—	—	—	—	—	—	—
Purchase of call options	—	—	—	—	—	—	—	—	—
Sale of warrants	—	—	—	—	—	—	—	—	—
Proceeds from (payments for) stock-based awards, including tax benefit	1,272	421	(59)	(12)	(804)	(1,157)	87	583	1,933
Shares cancelled to pay withholding taxes	(2,500)	(332)	(143)	(12)	(3,638)	(12)	(63)	(49)	(2,909)
Repurchase of common stock	—	(1,847)	(3,858)	(6,082)	(7,963)	(13,194)	(19,760)	(8,803)	—
Distributions to non-controlling interest	(104)
Dividends paid	—	—	—	—	—	(1)	(1)	—	—

Net cash (used in) provided by financing activities	(7,300)	9,803	(15,894)	(9,320)	(530)	(17,489)	(22,862)	(11,394)	(4,101)

Effect of exchange rate changes on cash and cash equivalents	(25)	(25)	8	(55)	—	—	—	—	—
Net increase (decrease) in cash and cash equivalents	3,590	7,854	(8,910)	3,958	(49,641)	19,241	(22,623)	25,910	(16,119)
Cash and cash equivalents, beginning of period	88,500	80,646	89,556	85,598	135,239	115,998	138,621	112,711	128,830

Cash and cash equivalents, end of the period	$92,090	$88,500	$80,646	$89,556	$85,598	$135,239	$115,998	$138,621	$112,711

Supplemental disclosures of cash flow information
Cash paid for income taxes	$2,312	$6,959	$10,603	$6,745	$8,819	$8,874	$4,462	$3,997	$7,353
Cash paid for interest	$1,332	$3,754	$1,619	$3,984	$1,034	$3,403	$906	$3,479	$976

FOR QUARTERLY PERIODS	For the Three Months Ended
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Cash flow from operating activities:
Net income (loss)	$15,269	$8,230	$12,069	$6,990	$1,851	$10,540	$10,022	$(515,799)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred taxes	1,774	(5,072)	5,005	351	(14,514)	1,106	(58)	(88,048)
Stock-based compensation	1,660	9,998	2,727	2,951	3,083	2,456	2,499	2,488
Impairment of goodwill and intangible assets	—	—	—	2,901	6,231	2,002	2,895	607,337
Amortization of intangibles	8,211	8,258	8,206	8,338	8,806	8,975	9,176	9,594
Depreciation	3,095	3,017	3,005	3,006	8,857	3,361	3,485	3,539
Accretion of senior convertible notes discount	1,260	992	3,128	2,907	2,781	2,783	2,784	2,725
Loss (gain) on sale of businesses, net	(274)	(100)	(7,690)	(2,231)	(244)	(1,190)	(1,279)	617
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—
Payments on acquisition earn-outs in excess of original estimated payables	—	—	—	—	—	—	—	—
Loss on sublease	—	—	—	1,766	8,201	—	—	—
Bad debt expense	2,331	1,858	815	24	1,854	718	(76)	126
Gain on early extinguishment of debt	—	(9,711)	—	—	—	—	—	—
Other, net	(1,967)	(545)	(546)	(402)	—	—	—	—

(Increase) decrease in operating assets:
Fiduciary funds – restricted related to premium trust accounts	8,465	(4,995)	(11,896)	1,710	(93)	3,420	(7,937)	3,788
Commissions, fees and premiums receivable, net	(21,712)	(2,156)	1,268	29,632	(28,538)	3,847	3,436	31,637
Due from principals and/or certain entities they own	6,406	(397)	(1,382)	(60)	7,906	1,615	(6,312)	1,307
Notes receivable, net – current	1,884	(553)	(47)	2,319	(2,570)	659	(113)	(1,251)
Other current assets	4,667	(1,998)	(4,656)	(1,003)	3,837	(816)	(869)	1,289
Notes receivable, net – non-current	(323)	(1,149)	(4,049)	(2,547)	3,988	1,060	3,044	(7,081)
Other non-current assets	1,075	621	1,083	(1,024)	479	(700)	(777)	(355)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(13,265)	7,209	13,533	(2,327)	(4,642)	1,457	9,004	(1,037)
Income taxes payable	(123)	8,799	(525)	(5,800)	6,325	—	(1,231)	1,220
Due to principals and/or certain entities they own	9,649	8,903	6,971	(24,381)	10,129	26	7,118	(29,216)
Accounts payable	18,112	549	1,722	(6,284)	3,119	3,038	(5,524)	(4,639)
Accrued liabilities	(5,456)	8,129	7,888	(14,112)	19,672	1,081	6,751	(16,307)
Other non-current liabilities	2,322	(5,671)	624	2,179	(5,692)	4,983	(1,899)	(3,500)

Total adjustments	27,791	25,986	25,184	(2,087)	38,975	39,881	24,117	514,233

Net cash provided by (used in) operating activities	43,060	34,216	37,253	4,903	40,826	50,421	34,139	(1,566)

Cash flow from investing activities:
Proceeds from disposal of businesses	(3)	166	476	5,031	5,109	1,935	6,962	2,100
Purchases of property and equipment, net	(3,092)	(4,017)	(2,334)	(2,933)	(2,177)	(1,801)	(1,538)	(1,604)
(Payments for) proceeds from acquired firms, net of cash	(356)	(562)	1,223	—	—	114	1,398	(279)
Proceeds from (payments for) contingent consideration	(2,518)	(80)	(3,900)	(6,804)	(1,448)	(741)	(120)	(1,978)
Change in restricted cash	—	10,000	—	—	(10,000)	—	—	—

Net cash (used in) provided by investing activities	(5,969)	5,507	(4,535)	(4,706)	(8,516)	(493)	6,702	(1,761)

Cash flow from financing activities:
Repayments of short term debt	—	—	(35,000)	(5,000)	(35,000)	(40,000)	(33,000)	—
Payments on acquisition earn-outs	—	—	—	—	—	—	—	—
Borrowings on revolving credit facility	—	125,000	—	—	—	—	—	—
Payments on revolving credit facility	—	—	—	—	—	—	—	—
Revolving credit facility fees
Repayment of long term debt	(3,125)	(3,125)	—	—	—	—	—	—
Long term debt costs	(94)	(3,923)	—	—	—	—	—	—
Proceeds from issuance of senior convertible notes	—	—	125,000	—	—	—	—	—
Senior convertible notes issuance costs	6	(16)	(4,113)	—	—	—	—	—
Repayment of senior convertible notes	—	(219,650)	—	—	—	—	—	—
Senior convertible notes tender offer costs	—	(800)	—	—	—	—	—	—
Purchase of call options	—	—	(33,913)	—	—	—	—	—
Sale of warrants	—	—	21,025	—	—	—	—	—
Proceeds from (payments for) stock-based awards, including tax benefit	119	57	1,140	1,694	(1,236)	385	(327)	(2,777)
Shares cancelled to pay withholding taxes	(51)	(150)	(48)	(1,858)	(164)	(51)	(12)	(147)
Repurchase of common stock	—	—	—	—	—	—	—	—
Distributions to non-controlling interest
Dividends paid	(1)	—	(1)	(66)	—	—	1	(51)

Net cash (used in) provided by financing activities	(3,146)	(102,607)	74,090	(5,230)	(36,400)	(39,666)	(33,338)	(2,975)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—
Net increase (decrease) in cash and cash equivalents	33,945	(62,884)	106,808	(5,033)	(4,090)	10,262	7,503	(6,302)
Cash and cash equivalents, beginning of period	94,885	157,769	50,961	55,994	60,084	49,822	42,319	—

Cash and cash equivalents, end of the period	$128,830	$94,885	$157,769	$50,961	$55,994	$60,084	$49,822	$(6,302)

Supplemental disclosures of cash flow information
Cash paid for income taxes	$1,103	$5,397	$9,267	$11,436	$5,719	$4,332	$10,306	$3,372
Cash paid for interest	$3,503	$1,580	$317	$1,384	$854	$1,975	$1,411	$2,385

CONSOLIDATED STATEMENTS OF CASH FLOWS – YEAR-TO-DATE

(Unaudited – in thousands)

YEAR TO DATE	For the Year-to-Date Period Ended
	March 31, 2013	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	June 30, 2011
Cash flow from operating activities:
Net income (loss)	$4,214	$29,938	$10,535	$10,484	$5,618	$36,932	$25,687	$16,368

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred taxes	—	(9,041)	—	—	—	2,201	—	—
Stock-based compensation	1,408	708	4,112	2,733	1,364	5,463	4,130	2,761
Impairment of goodwill and intangible assets	2,571	33,015	31,194	12,787	3,228	11,705	3,386	920
Amortization of intangibles	8,401	33,519	24,969	16,489	8,275	32,478	24,207	15,859
Depreciation	2,982	12,339	9,232	6,259	3,146	12,553	9,240	6,114
Accretion of senior convertible notes discount	1,281	4,770	3,541	2,324	1,157	4,306	3,197	2,098
Loss (gain) on sale of businesses, net	89	(4,763)	(4,837)	(4,398)	(351)	(1,238)	53	13
Change in estimated acquisition earn-out payables	908	9,485	7,988	6,903	4,466	(414)	53	—
Payments on acquisition earn-outs in excess of original estimated payables	(4,538)	(830)	(830)	(145)
Loss on sublease	—	—	—	—	—	—	—	—
Bad debt expense	—	2,742	1,198	237	—	2,398	2,349	478
Gain on early extinguishment of debt	—	—	—	—	—	—	—	—
Other, net	—	(125)	—	—	—	(1,916)	(1,515)	(943)

(Increase) decrease in operating assets:
Fiduciary funds – restricted related to premium trust accounts	(4,032)	(3,896)	34	(14,383)	1,827	11,736	7,687	10,161
Commissions, fees and premiums receivable, net	21,426	(14,581)	6,556	12,222	18,847	713	29,859	30,435
Due from principals and/or certain entities they own	(1,093)	(871)	(5,260)	(5,421)	(2,126)	3,742	(3,425)	71
Notes receivable, net – current	(427)	(1,824)	(20)	(223)	(707)	1,514	1,537	1,122
Other current assets	860	(8,048)	(20,499)	(13,402)	(4,293)	(1,276)	48	(11,996)
Notes receivable, net – non-current	1,062	1,778	999	1,215	(366)	4,227	1,916	903
Other non-current assets	(623)	1,244	618	77	(1,392)	2,960	2,830	(178)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	6,771	3,211	10,874	16,138	(1,454)	(13,025)	(3,753)	(8,903)
Income taxes payable	(8)	(3,088)	(3,010)	(3,078)	(3,045)	2,879	1,552	15
Due to principals and/or certain entities they own	(16,676)	(11,093)	(16,445)	(22,151)	(25,206)	218	(12,113)	(19,459)
Accounts payable	(646)	(5,530)	(12,253)	(9,297)	(7,851)	(5,725)	(18,152)	(15,105)
Accrued liabilities	(3,412)	(4,354)	(6,038)	(7,202)	(13,170)	5,448	200	270
Other non-current liabilities	656	(11,629)	(4,125)	(3,234)	(2,552)	(1,702)	797	2,927

Total adjustments	16,960	23,138	27,998	(5,550)	(20,203)	79,245	54,083	17,563

Net cash provided by (used in) operating activities	21,174	53,076	38,533	4,934	(14,585)	116,177	79,770	33,931

Cash flow from investing activities:
Proceeds from disposal of businesses	—	10,276	7,502	6,202	352	3,702	738	38
Purchases of property and equipment, net	(1,829)	(8,311)	(5,881)	(3,352)	(1,279)	(8,859)	(6,368)	(4,621)
(Payments for) proceeds from acquired firms, net of cash	(8,430)	(78,882)	(62,022)	(36,849)	(27,079)	(48,685)	(48,535)	(4,062)
Payments for contingent consideration	—	(6,885)	(6,934)	(6,713)	(6,520)	(80)	(80)	—
Change in restricted cash	—	—	—	—	—	—	—	—

Net cash (used in) provided by investing activities	(10,259)	(83,802)	(67,335)	(40,712)	(34,526)	(53,922)	(54,245)	(8,645)

Cash flow from financing activities:
Repayments of short term debt	—	—	—	—	—	—	—	—
Payments on acquisition earn-outs	(3,128)	(9,112)	(8,798)	(89)	—	—	—	—
Borrowings on revolving credit facility	123,750	35,000	20,000	20,000	20,000	—	—	—
Payments on revolving credit facility	(30,000)	(5,000)	(5,000)	(5,000)	(5,000)	—	—	—
Revolving credit facility fees	(2,840)
Repayment of long term debt	(93,750)	(12,500)	(9,375)	(6,250)	(3,125)	(12,500)	(9,375)	(6,250)
Long term debt costs	—	—	—	—	—	—	—	—
Proceeds from issuance of senior convertible notes	—	—	—	—	—	—	—	—
Senior convertible notes issuance costs	—	—	—	—	—	—	—	—
Repayment of senior convertible notes	—	—	—	—	—	—	—	—
Senior convertible notes tender offer costs	—	—	—	—	—	—	—	—
Purchase of call options	—	—	—	—	—	—	—	—
Sale of warrants	—	—	—	—	—	—	—	—
Proceeds from (payments for) stock-based awards, including tax benefit	1,272	(454)	(875)	(816)	(804)	1,446	2,603	2,516
Shares cancelled to pay withholding taxes	(2,500)	(4,125)	(3,793)	(3,650)	(3,638)	(3,033)	(3,021)	(2,958)
Repurchase of common stock	—	(19,750)	(17,903)	(14,045)	(7,963)	(41,757)	(28,563)	(8,803)
Distributions to non-controlling interest	(104)	—	—	—	—	—	—	—
Dividends paid	—	—	—	—	—	(2)	(1)	—

Net cash (used in) provided by financing activities	(7,300)	(15,941)	(25,744)	(9,850)	(530)	(55,846)	(38,357)	(15,495)

Effect of exchange rate changes on cash and cash equivalents	(25)	(72)	(47)	(55)	—	—	—	—
Net increase (decrease) in cash and cash equivalents	3,590	(46,739)	(54,593)	(45,683)	(49,641)	6,409	(12,832)	9,791
Cash and cash equivalents, beginning of period	88,500	135,239	135,239	135,239	135,239	128,830	128,830	128,830

Cash and cash equivalents, end of the period	$92,090	$88,500	$80,646	$89,556	$85,598	$135,239	$115,998	$138,621

Supplemental disclosures of cash flow information
Cash paid for income taxes	$2,312	$33,126	$26,167	$15,564	$8,819	$24,686	$15,812	$11,350
Cash paid for interest	$1,332	$10,391	$6,637	$5,018	$1,034	$8,764	$5,361	$4,455

YEAR TO DATE	For the Year-to-Date Period Ended
	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
Cash flow from operating activities:
Net income (loss)	$6,876	$42,558	$27,289	$19,059	$6,990	$(493,386)	$(495,237)	$(505,777)	$(515,799)

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Deferred taxes	—	2,058	284	5,356	351	(101,514)	(87,000)	(88,106)	(88,048)
Stock-based compensation	1,413	17,336	15,676	5,678	2,951	10,526	7,443	4,987	2,488
Impairment of goodwill and intangible assets	—	2,901	2,901	2,901	2,901	618,465	612,234	610,232	607,337
Amortization of intangibles	7,962	33,013	24,802	16,544	8,338	36,551	27,745	18,770	9,594
Depreciation	3,077	12,123	9,028	6,011	3,006	19,242	10,385	7,024	3,539
Accretion of senior convertible notes discount	1,044	8,287	7,027	6,035	2,907	11,073	8,292	5,509	2,725
Loss (gain) on sale of businesses, net	—	(10,295)	(10,021)	(9,921)	(2,231)	(2,096)	(1,852)	(662)	617
Change in estimated acquisition earn-out payables	—	—	—	—	—	—	—	—	—
Payments on acquisition earn-outs in excess of original estimated payables
Loss on sublease	—	1,766	1,766	1,766	1,766	8,201	—	—	—
Bad debt expense	567	5,028	2,697	839	24	2,622	768	50	126
Gain on early extinguishment of debt	—	(9,711)	(9,711)	—	—	—	—	—	—
Other, net	(478)	(3,460)	(1,493)	(948)	(402)	—	—	—	—

(Increase) decrease in operating assets:
Fiduciary funds – restricted related to premium trust accounts	6,336	(6,716)	(15,181)	(10,186)	1,710	(822)	(729)	(4,149)	3,788
Commissions, fees and premiums receivable, net	28,608	7,032	28,744	30,900	29,632	10,382	38,920	35,073	31,637
Due from principals and/or certain entities they own	1,844	4,567	(1,839)	(1,442)	(60)	4,516	(3,390)	(5,005)	1,307
Notes receivable, net – current	618	3,603	1,719	2,272	2,319	(3,275)	(705)	(1,364)	(1,251)
Other current assets	(9,182)	(2,990)	(7,657)	(5,659)	(1,003)	3,441	(396)	420	1,289
Notes receivable, net – non-current	(544)	(8,068)	(7,745)	(6,596)	(2,547)	1,011	(2,977)	(4,037)	(7,081)
Other non-current assets	628	1,755	680	59	(1,024)	(1,353)	(1,832)	(1,132)	(355)

Increase (decrease) in operating liabilities:
Premiums payable to insurance carriers	(8,093)	5,150	18,415	11,206	(2,327)	4,782	9,424	7,967	(1,037)
Income taxes payable	15	2,351	2,474	(6,325)	(5,800)	6,314	(11)	(11)	1,220
Due to principals and/or certain entities they own	(26,293)	1,142	(8,507)	(17,410)	(24,381)	(11,943)	(22,072)	(22,098)	(29,216)
Accounts payable	(18,054)	14,099	(4,013)	(4,562)	(6,284)	(4,006)	(7,125)	(10,163)	(4,639)
Accrued liabilities	(5,505)	(3,551)	1,905	(6,224)	(14,112)	11,197	(8,475)	(9,556)	(16,307)
Other non-current liabilities	3,222	(546)	(2,868)	2,803	2,179	(6,108)	(416)	(5,399)	(3,500)

Total adjustments	(12,815)	76,874	49,083	23,097	(2,087)	617,206	578,231	538,350	514,233

Net cash provided by (used in) operating activities	(5,939)	119,432	76,372	42,156	4,903	123,820	82,994	32,573	(1,566)

Cash flow from investing activities:
Proceeds from disposal of businesses	—	5,670	5,673	5,507	5,031	16,106	10,997	9,062	2,100
Purchases of property and equipment, net	(2,082)	(12,376)	(9,284)	(5,267)	(2,933)	(7,120)	(4,943)	(3,142)	(1,604)
(Payments for) proceeds from acquired firms, net of cash	(3,997)	305	661	1,223	—	1,233	1,233	1,119	(279)
Payments for contingent consideration	—	(13,302)	(10,784)	(10,704)	(6,804)	(4,287)	(2,839)	(2,098)	(1,978)
Change in restricted cash	—	10,000	10,000	—	—	(10,000)	—	—	—

Net cash (used in) provided by investing activities	(6,079)	(9,703)	(3,734)	(9,241)	(4,706)	(4,068)	4,448	4,941	(1,761)
Cash flow from financing activities:
Repayments of short term debt	—	(40,000)	(40,000)	(40,000)	(5,000)	(108,000)	(73,000)	(33,000)	—
Payments on acquisition earn-outs	—	—	—	—	—	—	—	—	—
Borrowings on revolving credit facility	—	125,000	125,000	—	—	—	—	—	—
Payments on revolving credit facility	—	—	—	—	—	—	—	—	—
Revolving credit facility fees
Repayment of long term debt	(3,125)	(6,250)	(3,125)	—	—	—	—	—	—
Long term debt costs	—	(4,017)	(3,923)	—	—	—	—	—	—
Proceeds from issuance of senior convertible notes	—	125,000	125,000	125,000	—	—	—	—	—
Senior convertible notes issuance costs	—	(4,123)	(4,129)	(4,113)	—	—	—	—	—
Repayment of senior convertible notes	—	(219,650)	(219,650)	—	—	—	—	—	—
Senior convertible notes tender offer costs	—	(800)	(800)	—	—	—	—	—	—
Purchase of call options	—	(33,913)	(33,913)	(33,913)	—	—	—	—	—
Sale of warrants	—	21,025	21,025	21,025	—	—	—	—	—
Proceeds from (payments for) stock-based awards, including tax benefit	1,933	3,010	2,891	2,834	1,694	(3,955)	(2,719)	(3,104)	(2,777)
Shares cancelled to pay withholding taxes	(2,909)	(2,107)	(2,056)	(1,906)	(1,858)	(374)	(210)	(159)	(147)
Repurchase of common stock	—	—	—	—	—	—	—	—	—
Distributions to non-controlling interest	—	—	—	—	—	—	—	—	—
Dividends paid	—	(68)	(67)	(67)	(66)	(50)	(50)	(50)	(51)

Net cash (used in) provided by financing activities	(4,101)	(36,893)	(33,747)	68,860	(5,230)	(112,379)	(75,979)	(36,313)	(2,975)

Effect of exchange rate changes on cash and cash equivalents	—	—	—	—	—	—	—	—	—
Net increase (decrease) in cash and cash equivalents	(16,119)	72,836	38,891	101,775	(5,033)	7,373	11,463	1,201	(6,302)
Cash and cash equivalents, beginning of period	128,830	55,994	55,994	55,994	55,994	48,621	48,621	48,621	48,621

Cash and cash equivalents, end of the period	$112,711	$128,830	$94,885	$157,769	$50,961	$55,994	$60,084	$49,822	$42,319

Supplemental disclosures of cash flow information
Cash paid for income taxes	$7,353	$27,203	$26,100	$20,703	$11,436	$23,729	$18,010	$13,678	$3,372
Cash paid for interest	$976	$6,784	$3,281	$1,701	$1,384	$6,625	$5,771	$3,796	$2,385

DEFINED TERMS

Accelerated vesting/(reversal) of certain RSUs:	Portion of fees to principals attributed to accelerated vesting on September 17,2010 of approximately 1.5 million RSUs granted to certain principals. Stock-based compensation for 2012 includes a reversal of $4.7 million related to certain RSUs awarded to NFP’s current CEO scheduled to vest on February 15, 2015, February 15, 2016 and February 15, 2017.

Adjusted EBITDA:	Net income excluding income tax expense; interest income; interest expense; gain on early extinguishment of debt; other, net; amortization of intangibles; depreciation; impairment of goodwill and intangible assets; (gain) loss on sale of businesses, net; the accelerated vesting of, or reversal of previously-recognized expenses related to, certain restricted stock units; any change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the expense related to management contract buyouts and minority interest (income) loss.

Cash earnings:	Net income excluding amortization of intangibles; depreciation; the after-tax impact of the impairment of goodwill and intangible assets; the after-tax impact of non-cash interest; the after-tax impact of change in estimated acquisition earn-out payables recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statements of operations; the after-tax impact of management contract buyouts; net income (non-controlling interests) and the after-tax impact of certain non-recurring items.

Cash earnings per share – diluted:	Represents cash earnings divided by weighted average diluted shares outstanding.

Commission expense ratio:	Derived by dividing commissions and fee expense by revenue.

Common shares issued for acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common shares issued for contingent consideration and escrow:	Represents the portion held in escrow or contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common shares issued for stock-based awards:	Represents the number of shares of NFP common stock issued under NFP’s various stock incentive plans during the period presented.

Common shares issued under ongoing incentive program:	Represents the number of shares of NFP common stock issued under NFP’s ongoing incentive program.

Common shares repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Compensation expense – employees:	Represents the expense incurred for payments made related to compensating producing and non-producing staff.

Debt to total capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Fees to principals:	Represents the expense incurred for payments made or amounts owed to NFP principals and/or certain entities they own based on the financial performance of the businesses they manage.

Management contract buyout:	Represents a transaction in which NFP purchases the entity owned by the principals and party to the management contract or purchases a principal’s economic interest in the management contract, in either scenario acquiring a greater economic interest in a business than originally structured. The acquisition of this greater economic interest will be treated for accounting purposes as the settlement of an executory contract in a business combination between parties with a preexisting relationship and expensed as part of corporate and other expenses.

Organic revenue growth:	The Company uses organic revenue growth to compare revenue across periods. The Company excludes revenue from new acquisitions, sub-acquisitions and the revenue derived from businesses fully disposed of for the first twelve months after the respective transaction. Where a significant portion of a business’ assets have been disposed, the Company Company reduces the prior year’s comparable revenue proportionally to the percentage of assets that have been disposed in making the organic growth comparison.

Sub-acquisitions:	A transaction in which an existing NFP-owned business acquires a new entity or book of business.

Total compensation expense:	The sum of compensation expense – employees and fees to principals.

Total compensation expense ratio:	Derived by dividing the sum of compensation expense – employees and fees to principals by revenue.